EXHIBIT 10.1

                          SECURITIES PURCHASE AGREEMENT

         SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of December 31, 1997, by and among Saba Petroleum Company, a Delaware corporation, with headquarters located at 3201 Airpark Drive, Suite 201, Santa Maria, California 93455 ("Company"), and each of the purchasers set forth on the signature pages hereto (the "Buyers").

         WHEREAS:

         A. The Company and the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

         B. The Company has authorized a new series of preferred stock, designated as Series A Convertible Preferred Stock (the "Preferred Stock"), having the rights, preferences and privileges set forth in the Certificate of Designations, Rights and Preferences attached hereto as Exhibit "A" (the "Certificate of Designation");

         C. The Preferred Stock is convertible into shares of common stock, $.001 par value per share, of the Company (the "Common Stock"), upon the terms and subject to the limitations and conditions set forth in the Certificate of Designation;

         D. The Company has authorized the issuance to the Buyers of warrants, in the form attached hereto as Exhibit "B", to purchase Two Hundred
 Twenty Four Thousand, Seven Hundred Nineteen (224,719) shares of Common Stock (the "Closing Warrants");

         E. The Buyers desire to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement, (i) an aggregate of Ten Thousand (10,000) shares of Preferred Stock, and (ii) the Closing Warrants, for an aggregate purchase price of Ten Million Dollars ($10,000,000).

         F. Each Buyer wishes to purchase, upon the terms and conditions stated in this Agreement, the number of shares of Preferred Stock and the number of Closing Warrants as is set forth immediately below its name on the signature pages hereto;

         G. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit "C" (the "Registration Rights Agreement"), pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws; and

         H. In accordance with the terms of the Certificate of Designation, the Company may redeem the Preferred Stock for cash plus additional warrants, in the form attached hereto as Exhibit "D", to purchase a maximum of 200,000 shares of Common Stock (the "Redemption Warrants" and, collectively with the Closing Warrants, the "Warrants").

         NOW THEREFORE, the Company and each of the Buyers (severally and not jointly) hereby agree as follows:

                  1.       PURCHASE AND SALE OF PREFERRED SHARES AND WARRANTS.

                           a.       Purchase of Preferred  Shares and  Warrants.
  The Company  shall issue and sell
to each Buyer and each Buyer severally agrees to purchase from the Company such number of shares of Series A Preferred Stock (collectively, together with any Preferred Stock issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof, the "Preferred Shares") and such number of Warrants for the aggregate purchase price (the "Purchase Price") as is set forth immediately below such Buyer=s name on the signature pages hereto. The aggregate number of Preferred Shares to be issued at the Closing (as defined below) is Ten Thousand (10,000) and the aggregate number of Warrants to be issued at the Closing is Two Hundred Twenty Four Thousand, Seven Hundred Nineteen (224,719), for an aggregate purchase price of Ten Million Dollars ($10,000,000).

                           b.       Form of Payment.  On the Closing Date
(as defined below), (i) each Buyer shall pay the Purchase Price for the Preferred Shares and the Warrants to be issued and sold to it at the Closing (as defined below) by wire transfer of immediately available funds to the Company, in accordance with the Company's written wiring instructions, against delivery of duly executed certificates representing such number of Preferred Shares and Warrants which such Buyer is purchasing and (ii) the Company shall deliver such certificates and Warrants duly executed on behalf of the Company, to the Buyer, against delivery of such Purchase Price.

                           c.       Closing  Date.  Subject  to the
satisfaction (or waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the Preferred Shares and the Warrants pursuant to this Agreement (the "Closing Date") shall be 12:00 noon Eastern Standard Time on December 31, 1997 or such other mutually agreed upon time. The closing of the transactions contemplated by this Agreement (the "Closing") shall occur on the Closing Date at the offices of Ballard Spahr Andrews & Ingersoll, 1225 17th Street, Suite 2300, Denver, Colorado, 80202, or at such other location as may be agreed to by the parties.

                  2. BUYERS' REPRESENTATIONS AND WARRANTIES. Each Buyer severally (and not jointly) represents and warrants to the Company solely as to such Buyer that:

                           a.       Investment  Purpose.  As of the  date
hereof, the Buyer is purchasing the Preferred Shares and the shares of Common Stock issuable upon conversion thereof (the "Conversion Shares") and the Warrants and the shares of Common Stock issuable upon exercise thereof (the "Warrant Shares" and, collectively with the Preferred Shares, Warrants and Conversion Shares the "Securities") for its own account for investment only and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act.

                           b.       Accredited  Investor  Status.  The Buyer is
an "accredited investor" as that term is defined in Rule 501(a) of Regulation D.

                           c.       Reliance on  Exemptions.  The Buyer
understands  that the Securities are being
offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

                           d.       Information.  The Buyer and its advisors,
if any, have been furnished with all
materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer or its advisors. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received what the Buyer believes to be satisfactory answers to any such inquiries. Neither such inquiries nor any other due diligence investigation conducted by Buyer or any of its advisors or representatives shall modify, amend or affect Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. The Buyer understands that its investment in the Securities involves a significant degree of risk.

                           e.       Governmental  Review.  The Buyer
understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

                           f.       Transfer or Resale.  The Buyer  understands
  that (i) except as provided in the
Registration Rights Agreement, the Securities have not been and are not being registered under the 1933 Act or any applicable state securities laws, and may not be transferred except in compliance with the provisions of this Agreement, and unless (a) subsequently included in an effective registration statement thereunder, or (b) the Buyer shall have delivered to the Company an opinion of counsel (which counsel and the form, substance and scope of such opinion shall be acceptable to the Company in its reasonable judgment) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration or (c) sold or transferred to an "affiliate" (as defined under Rule 144) of the Buyer, or (d) sold pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule); (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the Registration Rights Agreement). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement. Except for transfers by a Buyer (i) to its "affiliates" (as defined under the 1934 Act (as defined herein)) or (ii) to the holders of interests in a Buyer upon a liquidation of a Buyer's assets in accordance with its governing documents, the Preferred Stock may be transferred by a Buyer to a third party only in minimum amounts of $2,000,000 and only with the prior written consent of the Company, which consent will not be unreasonably withheld. Any such transferee of Preferred Stock shall provide the Company with the information and notices set forth in Section 9 of the Registration Rights Agreement.

                           g.       Legends.  The Buyer  understands  that the
Preferred  Shares and the  Warrants
and, until such time as the Conversion Shares and Warrant Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the Conversion Shares and Warrant Shares, may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, that registration is not required under said Act or unless sold pursuant to Rule 144 under said Act. In addition, transfer of these securities is subject to limitations as set forth in the Securities Purchase Agreement dated as of December 31, 1997."

                  The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such Security is registered for sale under an effective registration statement filed under the 1933 Act, or (b) such holder provides the Company with an opinion of counsel (which counsel and the form, substance and scope of such opinion shall be acceptable to the Company in its reasonable judgment), to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act and such sale or transfer is effected or (c) such holder provides the Company with reasonable assurances that such Security can be sold pursuant to Rule 144 under the 1933 Act (or a successor rule thereto) without any restriction as to the number of Securities acquired as of a particular date that can then be immediately sold. The Buyer agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

                           h.       Authorization;   Enforcement.   This
Agreement  and  the  Registration  Rights
Agreement have been duly and validly authorized, executed and delivered on behalf of the Buyer and are valid and binding agreements of the Buyer enforceable in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or effecting generally, the enforcement of creditors' rights and remedies.

                           i.       Residency.  The Buyer is a resident of the
jurisdiction set forth immediately below such Buyer's name on the signature pages hereto.

                  3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each Buyer that:

                           a.       Organization  and  Qualification.  The
Company and each of its Subsidiaries (as defined below), if any, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. Schedule 3(a) sets forth a list of all of the Subsidiaries of the Company and the jurisdiction in which each is incorporated. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on the business, operations, assets, financial condition or prospects of the Company or its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith. "Subsidiaries" means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest, not including operating agreements or other contractual relationships customarily employed in the domestic or foreign oil and gas industry, the objective of which is to explore for, develop or exploit oil, gas or mineral properties where a party to such agreement or relationship is not an affiliate of the Company.

                           b.       Authorization;  Enforcement.  (i) The
Company has all requisite corporate power
and authority to perform its obligations under the Certificate of Designation and to enter into and perform this Agreement, the Registration Rights Agreement and the Warrants and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Registration Rights Agreement and the Warrants by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Preferred Shares and the Warrants and the issuance and reservation for issuance of the Conversion Shares and Warrant Shares issuable upon conversion or exercise thereof) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required, (iii) this Agreement has been duly executed and delivered and the Certificate of Designation has been duly filed by the Company, and (iv) each of this Agreement and the Certificate of Designation constitutes, and upon execution and delivery by the Company of the Registration Rights Agreement and the Warrants, each of such instruments will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or effecting generally, the enforcement of creditors' rights and remedies.

                           c.       Capitalization.  As of the date hereof,  the
  authorized  capital  stock of the
Company consists of (i) 2,088,000 shares of Common Stock of which 10,869,052 shares are issued and outstanding, 1,988,000 shares are reserved for issuance pursuant to the Company's stock option plans, 837,485 shares are reserved for issuance pursuant to securities (other than the Preferred Shares and the Warrants) exercisable for, or convertible into or exchangeable for shares of Common Stock, 20,000 shares are reserved for issuance pursuant to a drilling arrangement, and 5,000,000 shares are reserved for issuance upon conversion of the Preferred Shares and exercise of the Warrants (subject to adjustment pursuant to the Company's covenant set forth in Section 4(h) below); and (ii) 50,000,000 shares of preferred stock, none of which shares are issued and outstanding. Except as disclosed in Schedule 3(c), all of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and nonassessable. Except as disclosed in Schedule 3(c), no shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company.
Except as disclosed in Schedule 3(c), as of the effective date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever created by the Company or, to the knowledge of the Company, any other party relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, and (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act (except the Registration Rights Agreement) and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Preferred Shares, the Warrants, the Conversion Shares or the Warrant Shares. The Company has furnished to the Buyer true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof ("Certificate of Incorporation"), the Company's By-laws, as in effect on the date hereof (the "By-laws"), and the terms of all securities convertible into or exercisable for Common Stock of the Company and the material rights of the holders thereof in respect thereto.

                           d.       Issuance  of Shares.  The  Preferred
Shares,  Conversion  Shares  and  Warrant
Shares are duly authorized and, upon issuance in accordance with their respective terms of this Agreement (including the issuance of the Conversion Shares upon conversion of the Preferred Shares in accordance with the Certificate of Designation and the Warrant Shares upon exercise of the Warrants in accordance with the terms thereof) will be validly issued, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of stockholders of the Company. The term Conversion Shares and Warrant Shares includes the shares of Common Stock issuable upon conversion of the Preferred Shares or exercise of the Warrants, including without limitation, such additional shares, if any, as are issuable as a result of the events described in Article VI.E(b) or Article VI.F. of the Certificate of Designation or Section 2(c) of the Registration Rights Agreement. The Company understands and acknowledges the potentially dilutive effect to the Common Stock upon the issuance of the Conversion Shares and Warrant Shares upon conversion or exercise of the Preferred Shares or Warrants. The Company further acknowledges that, subject to the provisions of this Agreement and the Certificate of Designation, its obligation to issue Conversion Shares and Warrant Shares upon conversion of the Preferred Shares or exercise of the Warrants in accordance with this Agreement, the Certificate of Designation and the Warrants is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

                           e.       No Conflicts.  Except as disclosed in
Schedule 3(e),  The  execution,  delivery
and performance of this Agreement, the Registration Rights Agreement and the Warrants by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the filing of the Certificate of Designation and the issuance and reservation for issuance of the Conversion Shares and Warrant Shares) will not (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the
Company or any of its Subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Except as disclosed in Schedule 3(e), neither the Company nor any of its Subsidiaries is in violation of its Certificate of Incorporation, By-laws or other organizational documents and neither the Company nor any of its Subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put the Company or any of its Subsidiaries in default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected (except for such violations, defaults or failures as would not, individually or in the aggregate, have a Material Adverse Effect). The businesses of the Company and its Subsidiaries, if any, are not being conducted, and shall not be conducted so long as a Buyer owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity (except for such violations as would not have a Material Adverse Effect). Except as disclosed in Schedule 3(e), as specifically contemplated by this Agreement or pursuant to the Registration Rights Agreement and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement, the Registration Rights Agreement or the Warrants in accordance with the terms hereof or thereof. Except as disclosed in
Schedule 3(e) or pursuant to the Registration Rights Agreement, all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is not in violation of the listing requirements of the American Stock Exchange (the "AMEX") and does not reasonably anticipate that the Common Stock will be delisted by the AMEX in the foreseeable future. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

                           f.       SEC  Documents,  Financial  Statements.
Except as disclosed on Schedule  3(f),
since December 31, 1994, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than
(i) liabilities incurred in the ordinary course of business subsequent to December 31, 1996 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

                           g.       Absence  of Certain  Changes.  Except as set
 forth on  Schedule  3(g) or in the
Company's Report on Form 10-Q for the quarter ended September 30, 1997, since December 31, 1996, there has been no material adverse change and no material adverse development in the assets, liabilities, business, properties, operations, financial condition, results of operations or prospects of the Company or any of its Subsidiaries.

                           h.       Absence  of  Litigation.  Except  as set
forth  in  the  SEC  Documents  or as
disclosed on Schedule 3(h), there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries that could have a Material Adverse Effect. Schedule 3(h) contains a complete list and summary description of any pending or threatened proceeding against or affecting the Company or any of its Subsidiaries, without regard to whether it would have a Material Adverse Effect.

                           i.       Patents,  Copyrights,  etc.  The Company and
 each of its  Subsidiaries  owns or
possesses the requisite licenses or rights to use all patents, patent rights, inventions, know-how, trade secrets, trademarks, service marks, service names, trade names and copyrights ("Intellectual Property") necessary to enable it to conduct its business as now operated (and, except as set forth in Schedule 3(i) hereof, to the best of the Company's knowledge, as presently contemplated to be operated in the future); there is no claim or action by any person pertaining to, or proceeding pending, or to the Company's knowledge threatened which challenges the right of the Company or of a Subsidiary with respect to any Intellectual Property necessary to enable it to conduct its business as now operated (and, except as set forth in Schedule 3(i) hereof, to the best of the Company's knowledge, as presently contemplated to be operated in the future); to the best of the Company's knowledge, the Company's or its Subsidiaries, current and intended products, services and processes do not infringe on any Intellectual Property or other rights held by any person; and the Company is unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and each of its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of their Intellectual Property.

                           j.       No  Materially  Adverse  Contracts,  Etc.
Neither  the  Company nor any of its
Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement which in the judgment of the Company's officers has or is expected to have a Material Adverse Effect.

                           k.       Tax Status.  Except as set forth on Schedul
  3(k), the Company and each of its
Subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

                           l.       Certain  Transactions.  Except as set forth
on  Schedule  3(l) and  except  for
arm's length transactions pursuant to which the Company or any of its Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than the Company or any of its Subsidiaries could obtain from third parties and other than the grant of stock options disclosed on Schedule 3(c), none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

                           m.       Disclosure.  All  information  relating to
or concerning  the Company or any of
its Subsidiaries set forth in this Agreement and provided to the Buyers in writing pursuant to Section 2(d) hereof and otherwise in connection with the transactions contemplated hereby, plus the contents of that certain slide presentation and meetings at the Company's headquarters occurring on December 18, 1997 and December 19, 1997, whether oral or written, is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purpose that the Company's reports filed under the 1934 Act are being incorporated into an effective registration statement filed by the Company under the 1933 Act).

                           n.       Acknowledgment   Regarding   Buyers'
Purchase  of  Securities.   The  Company
acknowledges and agrees that the Buyers are acting solely in the capacity of arm's length purchasers with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Buyer or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Buyers, purchase of the Securities. The Company further represents to each Buyer that the Company's decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.

                           o.       No Integrated  Offering.  Neither the
Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the 1933 Act of the issuance of the Securities to the Buyers. Except for the issuance of warrants to AberFoyle Capital Limited, the issuance of the Securities to the Buyers will not be integrated with any other issuance of the Company's securities (past, current or future) which requires stockholder approval under the rules of AMEX.

                           p.       No  Brokers.  The  Company  has taken no
action  which  would  give rise to any
claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby, except for dealings with AberFoyle Capital Limited, whose commissions and fees will be paid by the Company.

                           q.       Permits;  Compliance.  Except as set forth
in  Schedule  3(q),  the Company and
each of its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted other than those the failure of which to possess would not have a Material Adverse Effect (collectively, the "Company Permits"), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits. Neither the Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Except as set forth in Schedule 3(q), since December 31, 1996, neither the Company nor any of its Subsidiaries has received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect.

                           r.       Environmental Matters.

                                    (i)     Except as set forth in  Schedule
3(r),  there  are,  to the  Company's
knowledge, with respect to the Company or any of its Subsidiaries or any predecessor of the Company, no past or present violations of Environmental Laws (as defined below), releases of any material into the environment, actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any common law environmental liability or any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or similar federal, state, local or foreign laws except where such violations, releases, actions, activities, circumstances, conditions, events, incidents or contractual obligations would not have a Material Adverse Effect and neither the Company nor any of its Subsidiaries has received any notice with respect to any of the foregoing, nor is any action pending or, to the Company's knowledge, threatened in connection with any of the foregoing. The term "Environmental Laws" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants contaminants, or toxic or hazardous substances or wastes (collectively, "Hazardous Materials") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

                                    (ii)    Other  than  those  that are or were
  stored,  used or  disposed  of in
compliance with applicable law, no Hazardous Materials are contained on or about any real property currently owned, leased or used by the Company or any of its Subsidiaries, and no Hazardous Materials were released on or about any real property previously owned, leased or used by the Company or any of its Subsidiaries during the period the property was owned, leased or used by the Company or any of its Subsidiaries, except in the normal course of the Company's or any of its Subsidiaries' business and except as which would not have a Material Adverse Effect.

                                    (iii)   Except  as set  forth  in  Schedule
 3(r),  there  are  no  underground
storage tanks on or under any real property owned, leased or used by the Company or any of its Subsidiaries that are not in compliance with applicable law.

                           s.       Title to Property.  The Company and its
Subsidiaries  have good and marketable
title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 3(s) or such as would not have a Material Adverse Effect. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not have a Material Adverse Effect.

                           t.       Insurance.  The  Company and each of its
Subsidiaries  are insured by insurers
of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

                           u.       Internal  Accounting  Controls.  The
Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient, in the good faith judgment of the Company, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations,
(ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.


                  4.       COVENANTS.

                           a.       Best Efforts.  The parties shall use their
best efforts to satisfy  timely each
of the conditions described in Section 6 and 7 of this Agreement.

                           b.       Form D; Blue Sky Laws.  The  Company  agrees
 to file a Form D with  respect  to
the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Buyers at the applicable closing pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to each Buyer on or prior to the Closing Date.

                           c.       Reporting  Status.  The Company's  Common
Stock is registered  under Section 12
of the 1934 Act. So long as any Buyer beneficially owns any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

                           d.       Use of  Proceeds.  The  Company  shall  use
the  proceeds  from the sale of the
Preferred Shares and the Warrants in the manner set forth in Schedule 4(d) attached hereto and made a part hereof and shall not, directly or indirectly, use such proceeds for any loan to or investment in any other corporation, partnership, enterprise or other person (except in connection with its currently existing direct or indirect Subsidiaries).

                           e.       Additional  Equity Capital;  Right of First
Refusal.  Subject to the exceptions
described below, the Company will not, without the prior written consent of a majority-in-interest of the Buyers, negotiate or contract with any party to obtain additional equity financing (including debt financing with an equity component) that involves the issuance of equity securities (or securities convertible or exercisable into equity securities) pursuant to an exemption from the registration requirements of the 1933 Act, including under Regulation D or Regulation S, during the period (the "Lock-up Period") beginning on the Closing Date and ending on the later of (i) one hundred eighty (180) days from the Closing Date and (ii) one hundred twenty (120) days from the date the Registration Statement (as defined in the Registration Rights Agreement) is declared effective (plus any days that sales cannot be made thereunder) (the limitations referred to in this sentence are collectively referred to as the "Capital Raising Limitations"). The Capital Raising Limitations shall not apply to any transaction involving issuances of securities: (i) an underwritten public offering (excluding a continuous offering pursuant to Rule 415 under the 1933
Act) for which an underwriter is one of the underwriters listed in Schedule 4(e); (ii) as consideration for a merger, consolidation or sale of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or in connection with the disposition or acquisition of a business, property, product or license by the Company; (iii) at or above the Fixed Conversion Price (as defined in the Certificate of Designation); or (iv) in connection with recapitalizations and rights offerings at not more than a 5% discount to the market price of the Common Stock. The Capital Raising Limitations also shall not apply to the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof or to the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option or restricted stock plan approved by a majority of the Company's disinterested directors.

                           f.       Expenses.  The Company  shall  reimburse
Rose Glen  Capital  Management,  L.P.
(ARGC@) for all out-of-pocket, reasonable expenses incurred by it in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the other agreements to be executed in connection herewith, including, without limitation, attorneys= and consultants= fees and expenses. The Company=s obligation to reimburse RGC=s expenses under this Section 4(f) shall be limited to Thirty Thousand Dollars ($30,000).

                           g.       Financial  Information.  The Company  agrees
 to send the  following  reports to
each Buyer until such Buyer transfers,  assigns, or sells all of the Securities:
(i) within ten (10) days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and any Current Reports on Form 8-K; (ii) within two (2) business days after release, copies of all press releases issued by the Company or any of its Subsidiaries; and (iii) contemporaneously with the making available or giving to the stockholders of the Company, copies of any notices or other information the Company makes available or gives to such stockholders.

                           h.       Reservation  of Shares.  The Company  shall
at all times have  authorized,  and
reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full conversion or exercise of the outstanding Preferred Shares and Warrants and issuance of the Conversion Shares and Warrant Shares in connection therewith (based on the Conversion Price of the Preferred Shares or Exercise Price of the Warrants in effect from time to time). The Company shall not reduce the number of shares of Common Stock reserved for issuance upon conversion of Preferred Shares and exercise of the Warrants without the consent of each Buyer. The Company shall use its reasonable best efforts at all times to maintain the number of shares of Common Stock so reserved for issuance at no less than two (2) times the number that is then actually issuable upon full conversion of the Preferred Shares and exercise of the Warrants (based on the Conversion Price of the Preferred Shares or Exercise Price of the Warrants in effect from time to time). If at any time the number of shares of Common Stock authorized and reserved for issuance is below the number of Conversion Shares and Warrant Shares issued and issuable upon conversion of the Preferred Shares and exercise of the Warrants (based on the Conversion Price of the Preferred Shares or Exercise price of the Warrants then in effect), the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of shareholders to authorize additional shares to meet the Company's obligations under this Section 4(h), in the case of an insufficient number of authorized shares, and using its best efforts to obtain shareholder approval of an increase in such authorized number of shares.

                           i.       Listing.  The Company shall promptly,  but
no later than ten (10) business days
from the Closing Date, make any required filing necessary to apply for the listing of the Conversion Shares and Warrant Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance), shall take all necessary action to secure such listing as soon as practicable following such filing, and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Conversion Shares and Warrant Shares from time to time issuable upon conversion of the Preferred Shares or exercise of the Warrants. The Company will obtain and maintain the listing and trading of its Common Stock one or more of the AMEX, the Nasdaq National Market, the Nasdaq SmallCap Market, or the New York Stock Exchange, and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of such exchange or, if applicable, the National Association of Securities Dealers ("NASD"). The Company shall promptly provide to each Buyer copies of any notices it receives from the AMEX regarding the continued eligibility of the Common Stock for listing on the AMEX.

                           j.       Corporate  Existence.  So long  as a  Buyer
 beneficially  owns  any  Preferred
Shares or Warrants, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company's assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company's assets, where the surviving or successor entity in such transaction
(i) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose Common Stock is listed for trading on Nasdaq, Nasdaq SmallCap, NYSE or AMEX.

                           k.       No  Integration.  The Company will not
conduct any future offering that will be integrated with the issuance of the Securities solely for purposes of AMEX Rule 713.

                           l.       Solvency.   The  Company   (both  before
and  after   giving   effect  to  the
transactions contemplated by this Agreement) is solvent (i.e., its assets have a fair market value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured) and currently the Company has no information that would lead it to reasonably conclude that the Company would not have, nor does it intend to take any action that would impair, its ability to pay its debts from time to time incurred in connection therewith as such debts mature. The Company did not receive a qualified opinion from its auditors with respect to its most recent fiscal year end and does not anticipate or know of any basis upon which its auditors might issue a qualified opinion in respect of its current fiscal year.

                           m.        Volume  Limitations.  The Buyer will not
sell any Conversion Shares or Warrant
Shares in excess of the greater of (i) twenty percent (20%) of the weekly volume (calculated based on the five (5) consecutive Trading Day period immediately prior to the date of any sale) in any given five (5) consecutive Trading Day period, (ii) on any given Trading Day, 10,000 Conversion Shares and Warrant Shares and (iii) on any given Trading Day, twenty percent (20%) of the volume on such day (such limitations shall be collectively referred to as the "Volume Limitations"). In the event the Buyer exceeds the Volume Limitations set forth in the preceding sentence, the Buyer shall pay to the Company $10,000 for each instance in which such Volume Limitations are exceeded. In order to insure compliance with the provisions hereof, so long as the Buyer holds any Preferred Stock, Conversion Shares or Warrant Shares no later than the first Trading Day following the last Trading Day of the prior month, each Buyer shall deliver to the Company a compliance certificate, signed by an executive officer thereof, certifying that the limitations set forth herein have not been breached. Each Buyer acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Company. Accordingly, each Buyer acknowledges that the remedy at law for a breach of its obligations under this Section 4(m) will be inadequate and agrees, in the event of a breach or threatened breach by such Buyer of the provisions of this Section 4(m), that the Company shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

                           n.       Trading  Restrictions.  Each Buyer covenants
 and agrees that, during any period
during which a Conversion Price (as defined in the Certificate of Designation) is computed, it will conduct all transactions in the Common Stock in compliance with applicable securities laws, will not manipulate the trading price of the Common Stock and will not be responsible for the low trading price of the Common Stock. In addition, the Buyer represents that it has not been responsible for the low trading price of the Company's Common Stock at any time prior to the execution of this Agreement.

                           o.       Limitations  on Derivative  Securities.
Subject to the  immediately  following
sentence, for a period of one (1) year from the Closing Date, neither a Buyer or any of its affiliates shall engage in the purchase or sale of any derivative securities, including without limitation, puts, calls, options, securities convertible into Common Stock, forward contracts for the sale or delivery of Common Stock, sales of Common Stock for deferred delivery and any arrangement, by which a Buyer or any of its affiliates shifts the economic burden of loss from a drop in the market price of the Common Stock to another. Notwithstanding the foregoing or anything else contained herein to the contrary, the Buyers shall not be prohibited from engaging in long or short sales of the Common Stock.

                  5. TRANSFER AGENT INSTRUCTIONS. The Company shall issue irrevocable instructions to its transfer agent to issue certificates, registered in the name of each Buyer or its nominee, for the Conversion Shares and Warrant Shares in such amounts as specified from time to time by each Buyer to the Company upon conversion of the Preferred Shares or exercise of the Warrants in accordance with the terms thereof (the "Irrevocable Transfer Agent Instructions"). Prior to registration of the Conversion Shares and Warrant Shares under the 1933 Act, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof (in the case of the Conversion Shares and Warrant Shares, prior to registration of the Conversion Shares and Warrant Shares under the 1933 Act), will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section shall affect in any way the Buyer's obligations and agreement set forth in Section 2(g) hereof to comply with all applicable prospectus delivery requirements, if any, upon resale of the Securities. If a Buyer provides the Company with an opinion of counsel (which counsel and the form, substance and scope of such opinion shall be acceptable to the Company in its reasonable judgment), that registration of a resale by such Buyer of any of the Securities is not required under the 1933 Act, the Company shall permit the transfer, and, in the case of the Conversion Shares and Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Buyer. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyers, by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that the Buyers shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

                  6. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL. The obligation of the Company hereunder to issue and sell the Preferred Shares and Warrants to a Buyer at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

                           a.       The applicable  Buyer shall have executed
this  Agreement and the  Registration
Rights Agreement, and delivered the same to the Company.

                           b.       The  applicable  Buyer shall have  delivere
  the Purchase  Price in accordance
with Section 1(b) above.

                           c.       The  Certificate  of  Designation  shall
have been accepted for filing with the
Secretary of State of the State of Delaware.

                           d.       The  representations  and warranties of the
applicable  Buyer shall be true and
correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the applicable Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the applicable Buyer at or prior to the Closing Date.

                           e.       No litigation,  statute, rule,  regulation,
 executive order, decree, ruling or
injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

                  7. CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE. The obligation of each Buyer hereunder to purchase the Preferred Shares and Warrants at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for such Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion:

                           a.       The Company  shall have executed this
Agreement and the Registration Rights Agreement, and delivered the same to the Buyer.

                           b.       The Company shall have delivered to such
Buyer duly executed  certificates  (in
such denominations as the Buyer shall request) representing the Preferred Shares and Warrants in accordance with Section 1(b) above.

                           c.       The  Certificate  of  Designation  shall
have been accepted for filing with the
Secretary of State of the State of Delaware, and a copy thereof certified by such Secretary of State shall have been delivered to such Buyer.

                           d.       The   Irrevocable   Transfer   Agent
Instructions,   in  form  and  substance
satisfactory to a majority-in-interest of the Buyers, shall have been delivered to and acknowledged in writing by the Company's Transfer Agent.

                           e.       The  representations and warranties of the
Company shall be true and correct in
all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Buyer shall have received a certificate or certificates, executed by the chief executive officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer including, but not limited to certificates with respect to the Company's Certificate of Incorporation, By-laws and Board of Directors' resolutions relating to the transactions contemplated hereby.

                           f.       No litigation,  statute, rule,  regulation,
  executive order, decree, ruling or
injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

                           g.       Trading in the Common  Stock on the AMEX
shall not have been  suspended  by the
SEC or the AMEX.

                           h.       The Buyer shall have received an opinion of
 the Company's counsel,  dated as of
the Closing Date, in form, scope and substance reasonably satisfactory to the Buyer and in substantially the same form as Exhibit "E" attached hereto.

                  8.       GOVERNING LAW; MISCELLANEOUS.

                           a.       Governing  Law.  This  Agreement  shall  be
  governed  by  and  interpreted  in
accordance with the laws of the State of Delaware without regard to the principles of conflict of laws. The parties hereto hereby submit to the exclusive jurisdiction of the United States Federal Courts located in Delaware with respect to any dispute arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby.

                           b.       Counterparts;  Signatures by Facsimile.
This  Agreement may be executed in two
or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                           c.       Headings.  The headings of this Agreement
are for  convenience of reference and
shall not form part of, or affect the interpretation of, this Agreement.

                           d.       Severability.   If  any  provision  of  this
  Agreement  shall  be  invalid  or
unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

                           e.       Entire  Agreement;  Amendments.  This
Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement. The Schedules and Exhibits to this Agreement are incorporated herein and form a part of this Agreement.

                           f.       Notices.  Any  notices  required  or
permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular U.S. mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

                           If to the Company:

                                    Saba Petroleum Company
                                    3201 Airpark Drive
                                    Suite 201
                                    Santa Maria, California 93455
                                    Attention:  Chief Executive Officer
                                    Facsimile: (805) 347-1072

                           With copy to:

                                    Steven K. Talley, Esq.
                                    Gibson, Dunn & Crutcher
                                    1801 California Street
                                    Suite 4100
                                    Denver, Colorado 80202-2694
                                    Facsimile:  (303) 296-5310

                  If to a Buyer: To the address set forth immediately below such Buyer's name on the signature pages hereto.

                  Each party shall provide notice to the other party of any change in address.


                           g.       Successors and Assigns.  This Agreement
shall be binding upon and inure to the
benefit of the parties and their successors and assigns. Neither the Company nor any Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, subject to Section 2(f), any Buyer may assign its rights hereunder without the consent of the Company, to a transferee of the Preferred Shares in accordance with Section 2(f) hereof.

                           h.       Third Party  Beneficiaries.  This  Agreement
 is intended for the benefit of the
parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

                           i.       Survival.  The  representations  and
warranties of the Company and each Buyer and the agreements and covenants set forth in Sections 2, 3, 4, 5 and 8 shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Buyers. Each party to this Agreement agrees to indemnify and hold harmless the other party, and all of its officers, directors, employees and agents, for loss or damage arising as a result of or related to any breach or alleged breach by such indemnifying party of any of its representations, warranties and covenants set forth in Sections 2, 3 and 4 hereof or any of its covenants and obligations under this Agreement or the Registration Rights Agreement, including advancement of expenses as they are incurred.

                           j.       Publicity.  The Company  and each of the
Buyers  shall have the right to review
a reasonable period of time before issuance of any press releases, SEC, Nasdaq or NASD filings, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of each of the Buyers, to make any press release or the AMEX, SEC, Nasdaq or NASD filings with respect to such transactions as is required by applicable law and regulations (although each of the Buyers shall be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof and be given an opportunity to comment thereon).

                           k.       Further  Assurances.  Each party shall do
and perform,  or cause to be done and
performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                           l.       No Strict  Construction.  The language used
in this Agreement will be deemed to
be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                  IN WITNESS WHEREOF, the undersigned Buyers and the Company have caused this Agreement to be duly executed as of the date first above written.


SABA PETROLEUM COMPANY


By:
         Ilyas Chaudhary
         Chief Executive Officer


RGC INTERNATIONAL INVESTORS, LDC
By:      Rose Glen Capital Management, L.P., Investment Manager
         By:      RGC General Partner Corp., as General Partner


By:
         Wayne D. Bloch
         Managing Director

RESIDENCE:   Cayman Islands

ADDRESS:

         c/o Rose Glen Capital Management, L.P.
         3 Bala Plaza East, Suite 200
         251 St. Asaphs Road
         Bala Cynwyd, PA  19004
         Facsimile:        (610) 617-0570
         Telephone:        (610) 617-5900


AGGREGATE SUBSCRIPTION AMOUNT:

         Number of Shares of Preferred Stock:                                                                10,000

         Number of Warrants:                                                                                224,719

         Aggregate Purchase Price:                                                                      $10,000,000











EXHIBIT 10.1(A)



              CERTIFICATE OF DESIGNATIONS, PREFERENCES, AND RIGHTS
                                       of

                      SERIES A CONVERTIBLE PREFERRED STOCK
                                       of

                             SABA PETROLEUM COMPANY

                         (Pursuant to Section 151 of the

                        Delaware General Corporation Law)

         Saba Petroleum Company, a corporation organized and existing under the Delaware General Corporation Law (the "Corporation"), hereby certifies that the following resolutions were adopted by the Executive Committee of the Board of Directors of the Corporation on December 29, 1997 pursuant to authority of the Board of Directors as required by Section 151(g) of the Delaware General Corporation Law:

         RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Corporation (the "Board of Directors" or the "Board") in accordance with the provisions of its Certificate of Incorporation, the Board of Directors hereby authorizes a series of the Corporation's previously authorized Preferred Stock, par value $0.001 per share (the "Preferred Stock"), and hereby states the designation and number of shares, and fixes the relative rights, preferences, privileges, powers and restrictions thereof as follows:

         Series A Convertible Preferred Stock:

                            I. Designation and Amount

         The designation of this series, which consists of 10,000 shares of Preferred Stock, is Series A Convertible Preferred Stock, par value $0.001 per share (the "Series A Preferred Stock") and the stated value shall be One Thousand Dollars ($1,000) per share (the "Stated Value").

                                    II. Rank

                  The Series A Preferred Stock shall rank (i) prior to the Corporation's common stock, par value $.001 per share (the "Common Stock"); (ii) prior to any class or series of capital stock of the Corporation hereafter created (unless, with the consent of the holders of Series A Preferred Stock obtained in accordance with Article IX hereof, such class or series of capital stock specifically, by its terms, ranks senior to or pari passu with the Series A Preferred Stock) (collectively, with the Common Stock, AJunior Securities@);
(iii) pari passu with any class or series of capital stock of the Corporation hereafter created (with the consent of the holders of Series A Preferred Stock obtained in accordance with Article IX hereof) specifically ranking, by its terms, on parity with the Series A Preferred Stock (APari Passu Securities@); and (iv) junior to any class or series of capital stock of the Corporation hereafter created (with the consent of the holders of Series A Preferred Stock obtained in accordance with Article IX hereof) specifically ranking, by its terms, senior to the Series A Preferred Stock (ASenior Securities@), in each case as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary. The term Junior Securities shall not include the Company's 9% Convertible Senior Subordinated Debentures due December 15, 2005.


                                 III. Dividends

                  The Series A Preferred Stock shall be entitled to cumulative dividends at the rate of 6% per annum from the date of issuance of the Series A Preferred Stock (the "Issue Date"), payable quarterly on March 31, June 30, September 30 and December 31 (each, a "Dividend Payment Date") to the holders of the Series A Preferred Stock. Dividends shall accrue daily from the Issue Date whether or not such dividends are declared by the Board of Directors and until actually paid to the holders of the Series A Preferred Stock. Accrued and unpaid dividends shall be payable to each holder of the Series A Preferred Stock in cash, in whole, but not in part, on the applicable Dividend Payment Date or, at the sole option of the Corporation, shall be added to the Conversion Amount (as defined in Article VI.A.) in accordance with Article VI.A. In no event, so long as any Series A Preferred Stock shall remain outstanding, shall any dividend whatsoever be declared or paid upon, nor shall any distribution be made upon, any Junior Securities, nor shall any shares of Junior Securities be purchased or redeemed by the Corporation nor shall any moneys be paid to or made available for a sinking fund for the purchase or redemption of any Junior Securities (other than a distribution of Junior Securities), without, in each such case, the written consent of the holders of a majority of the outstanding shares of Series A Preferred Stock, voting together as a class.


                           IV. Liquidation Preference

                  A. If the Corporation shall commence a voluntary case under the Federal bankruptcy laws or any other applicable Federal or State bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in an involuntary case under any law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws or any other applicable Federal or state bankruptcy, insolvency or similar law resulting in the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of forty-five (45) consecutive days and, on account of any such event, the Corporation shall liquidate, dissolve or wind up, or if the Corporation shall otherwise liquidate, dissolve or wind up (each such event being considered a "Liquidation Event"), no distribution shall be made to the holders of any shares of capital stock of the Corporation (other than Senior Securities) upon liquidation, dissolution or winding up unless prior thereto, the holders of shares of Series A Preferred Stock, subject to Article VI, shall have received the Liquidation Preference (as defined in Article IV.C) with respect to each share. If upon the occurrence of a Liquidation Event, the assets and funds available for distribution among the holders of the Series A Preferred Stock and holders of Pari Passu Securities (including any dividends or distribution paid on any Pari Passu Securities after the date of filing of this Certificate of Designation) shall be insufficient to permit the payment to such holders of the preferential amounts payable thereon, then the entire assets and funds of the Corporation legally available for distribution to the Series A Preferred Stock and the Pari Passu Securities shall be distributed ratably among such shares in proportion to the ratio that the Liquidation Preference payable on each such share bears to the aggregate liquidation preference payable on all such shares. Any prior dividends or distribution made after the date of filing of this Certificate of Designation shall offset, dollar for dollar, the amount payable to the class or series to which such distribution was made.

                  B. At the option of any holder of Series A Preferred Stock, the sale, conveyance or disposition of all or substantially all of the assets of the Corporation, the effectuation by the Corporation of a transaction or series of related transactions in which more than 50% of the voting power of the
Corporation is disposed of, or the consolidation, merger or other business combination of the Corporation with or into any other Person (as defined below) or Persons when the Corporation is not the survivor shall either: (i) be deemed to be a liquidation, dissolution or winding up of the Corporation pursuant to which the Corporation shall be required to distribute upon consummation of such transaction an amount equal to 115% of the Liquidation Preference with respect to each outstanding share of Series A Preferred Stock in accordance with and subject to the terms of this Article IV or (ii) be treated pursuant to Article VI.C(b) hereof. "Person" shall mean any individual, corporation, limited liability company, partnership, association, trust or other entity or organization.

                  C. For purposes hereof, the "Liquidation Preference" with respect to a share of the Series A Preferred Stock shall mean an amount equal to the sum of (i) the Stated Value thereof plus (ii) all accrued and unpaid dividends for the period beginning on the Issue Date and ending on the date of final distribution to the holder thereof (prorated for any portion of such period). The liquidation preference with respect to any Pari Passu Securities shall be as set forth in the Certificate of Designation filed in respect thereof.


                                  V. Redemption

                  A. If any of the following events (each, a "Mandatory Redemption Event") shall occur:

                           (i)      The Corporation  fails to issue shares of
Common Stock to the holders of Series
A Preferred Stock upon exercise by the holders of their conversion rights in accordance with the terms of this Certificate of Designation (for a period of at least sixty (60) days if such failure is solely as a result of the circumstances governed by the second paragraph of Article VI.F below and the Corporation is using all commercially reasonable efforts to authorize a sufficient number of shares of Common Stock as soon as practicable), fails to transfer or to cause its transfer agent to transfer (electronically or in certificated form) any certificate for shares of Common Stock issued to the holders upon conversion of the Series A Preferred Stock as and when required by this Certificate of Designation or the Registration Rights Agreement, dated as of December 31, 1997, by and among the Corporation and the other signatories thereto (the "Registration Rights Agreement"), fails to remove any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate or any shares of Common Stock issued to the holders of Series A Preferred Stock upon conversion of the Series A Preferred Stock as and when required by this Certificate of Designation, the Securities Purchase Agreement dated as of December 31, 1997, by and between the Corporation and the other signatories thereto (the "Purchase Agreement") or the Registration Rights Agreement, or fails to fulfill its obligations pursuant to Sections 4(c), 4(e), 4(h), 4(i), 4(j) or 5 of the Purchase Agreement (or makes any announcement, statement or threat that it does not intend to honor the obligations described in this paragraph) and any such failure shall continue uncured (or any announcement, statement or threat not to honor its obligations shall not be rescinded in writing) for ten (10) business days;

                           (ii)     The Corporation fails to obtain
effectiveness with the Securities and Exchange
Commission (the "SEC") of the Registration Statement (as defined in the Registration Rights Agreement) prior to June 28, 1998 (plus any days for which the delay of such effectiveness is primarily attributable to changes required by the holders of the Series A Preferred Stock with respect to information relating to such holders) or such Registration Statement lapses in effect (or sales otherwise cannot be made thereunder, whether by reason of the Company's failure to amend or supplement the prospectus included therein in accordance with the Registration Rights Agreement or otherwise but excluding any act or omission by the holders) for more than thirty (30) consecutive days or sixty (60) days in
any  twelve  (12)  month  period  after  such  Registration   Statement  becomes
effective;

                           (iii)    The  Corporation  shall make an  assignment
  for the benefit of  creditors,  or
apply for or consent to the appointment of a receiver or trustee for it or for all or substantially all of its property or business; or such a receiver or trustee shall otherwise be appointed;

                            (iv)    Bankruptcy,  insolvency,  reorganization  or
  liquidation  proceedings or other
proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Corporation or any subsidiary of the Corporation; provided, however, that in the case of any involuntary bankruptcy, such involuntary bankruptcy shall continue undischarged or undismissed for a period of forty-five (45) days;

                           (v)      The  Corporation  shall fail to maintain the
 listing of the Common Stock on the
Nasdaq National Market, the Nasdaq SmallCap Market, the New York Stock Exchange or the American Stock Exchange ("AMEX") and such failure shall remain uncured for at least ten (10) days,

then, upon the occurrence and during the continuation of any Mandatory Redemption Event specified in subparagraphs (i), (ii) or (v) at the option of the holders of at least 50% of the then outstanding shares of Series A Preferred Stock by written notice (the "Mandatory Redemption Notice") to the Corporation of such Mandatory Redemption Event, or upon the occurrence of any Mandatory Redemption Event specified in subparagraphs (iii) or (iv), the Corporation shall purchase each holder=s shares of Series A Preferred Stock for an amount per share equal to the greater of (1) the sum of (a) 115% multiplied by the Stated Value of the shares to be redeemed plus (b) all accrued unpaid dividends for the period beginning on the Issue Date and ending on the date of payment of the Mandatory Redemption Amount (the "Mandatory Redemption Date") (prorated for any portion of such period), and (2) the "parity value" of the shares to be redeemed, where parity value means the product of (a) the number of shares of Common Stock issuable upon conversion of such shares in accordance with Article VI below (without giving any effect to any limitations or conversions of shares set forth in Article VI.A(b) below, and treating the Trading Day (as defined in
Article VI.B.) immediately preceding the Mandatory Redemption Date as the "Conversion Date" (as defined in Article VI.B(a)) unless the Mandatory Redemption Event arises as a result of a breach in respect of a specific
Conversion  Date in which  case such  Conversion  Date  shall be the  Conversion
Date), multiplied by (b) the Closing Price (as defined in Article VI.A(b)) for the Common Stock on such "Conversion Date" (the greater of such amounts being referred to as the "Mandatory Redemption Amount").

                  In the case of a Mandatory Redemption Event, if the Corporation fails to pay the Mandatory Redemption Amount for each share within five (5) business days of written notice that such amount is due and payable, then (assuming there are sufficient authorized shares) in addition to all other available remedies, each holder of Series A Preferred Stock shall have the right at any time, so long as the Mandatory Redemption Event continues, to require the Corporation, upon written notice, to immediately issue (in accordance with and subject to the terms of Article VI below), in lieu of the Mandatory Redemption Amount, with respect to each outstanding share of Series A Preferred Stock held by such holder, the number of shares of Common Stock of the Corporation equal to the Mandatory Redemption Amount divided by the Conversion Price then in effect.

                  B. If at any time on or after one hundred twenty (120) days after the Issue Date the Series A Preferred Stock ceases to be convertible as a result of the limitations described Article VI.A(c) below (a "19.9% Redemption Event"), and the Corporation has not prior to, or within sixty (60) days of, the date that such 19.9% Redemption Event arises, (i) obtained approval of the issuance of the additional shares of Common Stock by the requisite vote of the holders of the then-outstanding Common Stock (not including any shares of Common Stock held by present or former holders of Series A Preferred Stock that were issued upon conversion of Series A Preferred Stock) or (ii) received other permission pursuant to AMEX Requirement 713 allowing the Corporation to resume issuances of shares of Common Stock upon conversion of Series A Preferred Stock, then the Corporation shall be obligated to redeem immediately all of the then outstanding Series A Preferred Stock, in accordance with this Article V.B. An irrevocable Redemption Notice shall be delivered promptly to the holders of Series A Preferred Stock at their registered address appearing on the records of the Corporation and shall state (1) that 19.9% of the Outstanding Common Amount (as defined in Article VI.A) has been issued upon exercise of the Series A Preferred Stock, (2) that the Corporation is obligated to redeem all of the outstanding Series A Preferred Stock and (3) the Mandatory Redemption Date, which shall be a date within five (5) business days of the date of the Redemption Notice. On the Mandatory Redemption Date, the Corporation shall make payment of the Mandatory Redemption Amount (as defined in Article V.A. above) in cash.

                  C. Subject to the fourth paragraph of this Article IV.C., at any time after the Issue Date, the Corporation shall have the right, exercisable on not less than five (5) Trading Days prior written notice to the holders of Series A Preferred Stock to redeem all of the outstanding shares of Series A Preferred Stock in accordance with this Article V. Any notice of redemption hereunder (an "Optional Redemption") shall be delivered to the holders of Series A Preferred Stock at their registered addresses appearing on the books and records  of the  Corporation  and  shall  state  (1)  that  the  Corporation  is exercising its right to redeem all of the outstanding shares of Series A Preferred Stock and (2) the date of redemption (the "Optional Redemption Notice"). On the date fixed for redemption (the "Optional Redemption Date"), the Corporation shall make payment of the Optional Redemption Amount (as defined below) to or upon the order of the holders as specified by the holders in writing to the Corporation at least one (1) business day prior to the Optional Redemption Date. If the Corporation exercises its right to redeem the Series A Preferred Stock, the Corporation shall make payment to the holders of an amount in cash (the "Optional Redemption Amount") equal to the sum of (i) 115% multiplied by the Stated Value of the shares of Series A Preferred Stock to be redeemed and (ii) all accrued and unpaid dividends for the period beginning on the Issue Date and ending on the Optional Redemption Date, for each share of Series A Preferred Stock then held; provided, however, that in the event that an Optional Redemption Notice is sent during a period in which a Mandatory Redemption Event shall have occurred and be continuing, the Optional Redemption Amount shall equal the Mandatory Redemption Amount.

                  Notwithstanding notice of an Optional Redemption, on or after one hundred twenty (120) days from the Issue Date, the holders shall at all times prior to the Optional Redemption Date maintain the right to convert all or any shares of Series A Preferred Stock in accordance with Article VI and any shares of Series A Preferred Stock so converted after receipt of an Optional Redemption Notice and prior to the Optional Redemption Date set forth in such notice and payment of the aggregate Optional Redemption Amount shall be deducted from the shares of Series A Preferred Stock which are otherwise subject to redemption pursuant to such notice.

                  In the event the Corporation redeems the Series A Preferred Stock pursuant to this Article V.C., in addition to the Optional Redemption Amount payable in cash pursuant to this Article V.C., on the Optional Redemption Date the Corporation shall issue to each holder of the Series A Preferred Stock their pro rata portion of a maximum of 200,000 warrants to purchase Common Stock of the Corporation (based on the number of shares of Series A Preferred Stock held by each holder on the Optional Redemption Date relative to the total number of shares of Series A Preferred Stock issued on the Issue Date), which warrants will have a five (5) year term, an exercise price equal to 105% times the average Closing Bid Prices for the five (5) consecutive Trading Days ending one
(1) Trading Day prior to the Optional Redemption Date and shall otherwise be in the form of the Warrant attached as Exhibit D to the Purchase Agreement. "Trading Day" shall mean any day on which the Common Stock is traded for any period on the AMEX, or on the principal securities exchange or other securities market on which the Common Stock is then being traded.

                  From time to time following the Issue Date, the holders may request in writing advance notice as to whether the Corporation intends to redeem the shares of Series A Preferred Stock. Such request shall be made in writing and the Corporation shall respond in writing as promptly as practicable but prior to 5:00 p.m. New York City time one (1) business day after receipt of the request. The Corporation will be bound by such response for a period of twenty (20) Trading Days (the "Term") from the date of its response. A failure to respond within one (1) business day shall be deemed to be an election not to redeem the Series A Preferred Stock during the Term. The holders may not request such notice in the event that the Corporation files a registration statement where the use of proceeds set forth in such registration statement are identified for purposes of redemption of the outstanding Series A Preferred Stock.

                   VI. Conversion at the Option of the Holder

                  A. (a) Subject to the conversion schedule set forth in Article VI.A(b) below, each holder of shares of Series A Preferred Stock may, at its option at any time on or after one hundred twenty (120) days after the Issue Date and from time to time, upon surrender of the certificates therefor, convert any or all of its shares of Series A Preferred Stock into Common Stock as follows (an "Optional Conversion"). Each share of Series A Preferred Stock shall be convertible into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing (1) the Conversion Amount (as defined below), by (2) the then effective Conversion Price (as defined below); provided, however, that, unless the holder delivers a waiver in accordance with the immediately following sentence, in no event (other than pursuant to the Automatic Conversion (as defined herein)) shall a holder of shares of Series A Preferred Stock be entitled to convert any such shares in excess of that number of shares upon conversion of which the sum of (x) the number of shares of Common Stock beneficially owned by the holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the shares of Series A Preferred Stock) and (y) the number of shares of Common Stock issuable upon the conversion of the shares of Series A Preferred Stock with respect to which the determination of this proviso is being made, would result in beneficial ownership by a holder and such holder=s affiliates of more than 4.9% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, (i) beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G thereunder, except as otherwise provided in clause (x) of such proviso and (ii) a holder may waive the limitations set forth therein by written notice to the Corporation upon not less than sixty-one (61) days prior written notice (with such waiver taking effect only upon the expiration of such sixty-one (61) day notice period). The "Conversion Amount" means the sum of (a) the Stated Value of the shares of Series A Preferred Stock issued for conversion plus (b) the Unpaid Dividend Amount where the "Unpaid Dividend Amount" means .06 times the Stated Value of the shares of Series A Preferred Stock issued for conversion times N/365 where N equals the number of days since the later of (x) the Issue Date or
(y) the last Dividend Payment Date on which the Corporation paid the then accrued and unpaid dividends in cash; provided, however, that the Corporation shall have the option to pay the Unpaid Dividend Amount in cash, in whole, but not in part, by wire transfer to the account of the holder of the Series A Preferred Stock issued for conversion simultaneously with the delivery of the shares of Common Stock issued upon such conversion, in which event the Conversion Amount shall equal the Stated Value of the shares of Series A Preferred Stock issued for conversion.

                           (b) (i) Each  holder of shares of Series A Preferred
  Stock may convert  only up to that
percentage of the aggregate Stated Value of all shares of Series A Preferred Stock received by such holder on the Issue Date specified below during the time period set forth opposite such percentage.

                           Percentage                                                   Time Period

                                    20%                                120-150 days following the Issue Date
                                    40%                                151-180 days following the Issue Date
                                    60%                                181-210 days following the Issue Date
                                    80%                                211-240 days following the Issue Date
                                   100%                                241 days following the Issue Date

; provided, however, that, on or after one hundred twenty (120) days after the Issue Date, the restrictions on conversion set forth above shall not apply to conversions taking place on any Conversion Date (i) if on the Conversion Date the Closing Price (as defined below) of the Common Stock is greater than or equal to (a) the Fixed Conversion Price (as defined in Article VI.B(a)) or (b) 120% times the then applicable Conversion Price (as defined in Article VI.B(a)) or (ii) on or after the date the Corporation makes a public announcement that it intends to merge or consolidate with any other corporation (other than a merger in which the Corporation is the surviving or continuing corporation and its capital stock is unchanged) or sell or transfer substantially all of the assets of the Corporation or (iii) on or after the date any person, group or entity (including the Corporation but excluding any holders of Series A Preferred Stock) publicly announces a tender offer to purchase 50% or more of the Corporation's Common Stock or otherwise publicly announces an intention to replace a majority of the Corporation's Board of Directors by waging a proxy battle or otherwise. "Closing Price," as of any date, means the last sale price of the Common Stock on the AMEX as reported by Bloomberg Financial Markets or an equivalent reliable reporting service mutually acceptable to and hereafter designated by the holders of a majority in interest of the shares of Series A Preferred Stock and the Corporation ("Bloomberg") or, if AMEX is not the principal trading market for such security, the last sale price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last sale price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last sale price of such security or in the over-the-counter market on the electronic bulletin board for such security in any of the foregoing manners the average of the bid prices of any market makers for such or security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Price cannot be calculated for such security on such date in the manner provided above, the Closing Price shall be the fair market value as mutually determined by the Corporation and the holders of a majority in interest of shares of Series A Preferred Stock being converted for which the calculation of the Closing Price is required in order to determine the Conversion Price of such Series A Preferred Stock.

                                    (ii)    In addition to the  limitation set
forth in Article  VI.A(b)(i)  above,
and notwithstanding anything else contained herein to the contrary, on any Conversion Date in which the Closing Price is above $7.00, holders of shares of Series A Preferred Stock may only convert a minimum number of shares of Series A Preferred Stock equal to 1,000 shares of Series A Preferred Stock.

                           (c)      So long as the Common  Stock is listed for
 trading on AMEX or an  exchange  or
quotation system with a rule substantially similar to Rule 713 then, notwithstanding anything to the contrary contained herein if, at any time, (i) the aggregate number of shares of Common Stock then issued upon conversion of the Series A Preferred Stock (including any shares of capital stock or rights to acquire shares of capital stock issued by the Corporation which are aggregated or integrated with the Common Stock issued or issuable upon conversion of the Series A Preferred Stock for purposes of such rule) equals or exceeds 19.9% of the "Outstanding Common Amount" (as hereinafter defined) or (ii) the conversion of Series A Preferred Stock into Common Stock would otherwise violate such rule, the Series A Preferred Stock shall, from that time forward, cease to be convertible into Common Stock in accordance with the terms of this Article VI and Article VII below, unless the Corporation (i) has obtained approval of the issuance of the Common Stock upon conversion of the Series A Preferred Stock by a majority of the total votes cast on such proposal, in person or by proxy, by the holders of the then-outstanding Common Stock (not including any shares of Common Stock held by present or former holders of Series A Preferred Stock that were issued upon conversion of Series A Preferred Stock) ("Stockholder Approval"), or (ii) shall have otherwise obtained permission to allow such issuances from AMEX in accordance with AMEX Requirement 713. If the Corporation's Common Stock is not then listed on AMEX or an exchange or quotation system that has a rule substantially similar to Rule 713 limitations set forth herein shall be inapplicable and of no force and effect. For purposes of this paragraph, "Outstanding Common Amount" means (i) the number of shares of the Common Stock outstanding on the date of issuance of the Series A Preferred Stock pursuant to the Purchase Agreement plus (ii) any additional shares of Common Stock issued thereafter in respect of such shares pursuant to a stock dividend, stock split or similar event. The maximum number of shares of Common Stock issuable as a result of the 19.9% limitation set forth herein shall be 2,153,344 (19.9% of the Outstanding Common Amount on December 31, 1997 (subject to adjustment in accordance with clause (ii) of the definition of Outstanding Common Amount)) and is hereinafter referred to as the "Maximum Share Amount." With respect to each holder of Series A Preferred Stock, the Maximum Share Amount shall refer to such holder's pro rata share thereof determined in accordance with Article X below. In the event that Corporation obtains Stockholder Approval or the approval of AMEX, by reason of the inapplicability of the rules of AMEX or otherwise and concludes that it is able to increase the number of shares to be issued above the Maximum Share Amount (such increased number being the "New Maximum Share Amount"), the references to Maximum Share Amount, above, shall be deemed to be, instead, references to the greater New Maximum Share Amount. In the event that Stockholder Approval is not obtained, there are insufficient reserved or authorized shares or a registration statement covering the additional shares of Common Stock which constitute the New Maximum Share Amount is not effective prior to the Maximum Share Amount being issued (if such registration statement is necessary to allow for the public resale of such securities), the Maximum Share Amount shall remain unchanged; provided, however, that the holder may grant an extension to obtain a sufficient reserved or authorized amount of shares or of the effective date of such registration statement. In the event that (a) the aggregate number of shares of Common Stock previously issued pursuant to the Series A Preferred Stock represents at least twenty percent (20%) of the Maximum Share Amount and (b) the sum of (x) the aggregate number of shares of Common Stock previously issued pursuant to the Series A Preferred Stock plus (y) the aggregate number of shares of Common Stock that remain issuable upon conversion of Series A Preferred Stock, represents at least one hundred percent (100%) of the Maximum Share Amount (the "Triggering
Event"), the Corporation will use its best efforts to seek and obtain Stockholder Approval (or obtain such other relief as will allow conversions hereunder  in  excess  of the  Maximum  Share  Amount)  as soon  as  practicable following the Triggering Event and before the Mandatory Redemption Date. Notwithstanding the foregoing, the Corporation may, in lieu of seeking Shareholder Approval as set forth above, elect to provide the holders of the Series A Preferred Stock the option to redeem the shares of Series A Preferred Stock convertible into shares of Common Stock in excess of the Maximum Share Amount pursuant to Article V.B. above, and shall promptly provide to the holders of the Series A Preferred Stock, but no later than ten (10) days following the Triggering Event, written binding notification of such election to redeem, together with reasonable assurances that the Corporation has access to a readily available source of funds for such redemption, including evidence of such source of funds (e.g., bank commitment letter, letter of credit, etc.). At any time after such notification, the holders of the Series A Preferred Stock shall have the option to require the Corporation to redeem the shares of Series A Preferred Stock convertible into shares of Common Stock in excess of the Maximum Share Amount pursuant to Article V.B. above.

                  B. (a) Subject to subparagraph (b) below, the "Conversion Price" shall be the lesser of the Market Price (as defined herein) and the Fixed Conversion Price (as defined herein), subject to adjustments pursuant to the provisions of Article VI.C below. "Market Price" shall mean the average Closing Bid Prices for any three (3) consecutive Trading Days, during the thirty (30) Trading Day period ending one (1) Trading Day prior to the date (the "Conversion Date") the Conversion Notice is sent by a holder to the Corporation via facsimile (the "Pricing Period"). "Fixed Conversion Price" shall mean $9.345. "Closing Bid Price" means, for any security as of any date, the closing bid price on AMEX as reported by Bloomberg or, if AMEX is not the principal trading market for such security, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security or in any of the foregoing manners, the average of the bid prices of any market makers for such security or as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date in the manner provided above, the Closing Bid Price shall be the fair market value as mutually determined by the Corporation and the holders of a majority in interest of shares of Series A Preferred Stock being converted for which the calculation of the Closing Bid Price is required in order to determine the Conversion Price of such Series A Preferred Stock.

                           (b)      Notwithstanding  anything  contained in
subparagraph (a) of this Paragraph B to
the contrary, in the event the Corporation (i) makes a public announcement that it intends to consolidate or merge with any other corporation (other than a merger in which the Corporation is the surviving or continuing corporation and its capital stock is unchanged) or sell or transfer all or substantially all of the assets of the Corporation or (ii) any person, group or entity (including the Corporation) publicly announces a tender offer to purchase 50% or more of the Corporation=s Common Stock or otherwise publicly announces an intention to replace a majority of the corporation's Board of Directors by waging a proxy battle or otherwise (the date of the announcement referred to in clause (i) or (ii) is hereinafter referred to as the AAnnouncement Date@), then the Conversion Price shall, effective upon the Announcement Date and continuing through the Adjusted Conversion Price Termination Date (as defined below), be equal to the lower of (x) the Conversion Price which would have been applicable for an Optional Conversion occurring on the Announcement Date and (y) the Conversion Price that would otherwise be in effect. From and after the Adjusted Conversion Price Termination Date, the Conversion Price shall be determined as set forth in subparagraph (a) of this Article VI.B. For purposes hereof, AAdjusted Conversion Price Termination Date@ shall mean, with respect to any proposed transaction, tender offer or removal of the majority of the Board of Directors which a public announcement as contemplated by this subparagraph (b) has been made, the date upon which the Corporation (in the case of clause (i) above) or the person, group or entity (in the case of clause (ii) above) publicly announces the termination or abandonment of the proposed transaction or tender offer which caused this subparagraph (b) to become operative.

                  C. The Conversion Price shall be subject to adjustment from time to time as follows:

                           (a)      Adjustment to Conversion Price Due to Stock
 Split,  Stock Dividend,  Etc. If at
any time when Series A Preferred Stock is issued and outstanding, the number of outstanding shares of Common Stock is increased or decreased by a stock split, stock dividend, combination, reclassification, rights offering below the Trading Price (as defined below) to all holders of Common Stock or other similar event, which event shall have taken place during the reference period for determination of the Conversion Price for any Optional Conversion or Automatic Conversion of the Series A Preferred Stock, then the Conversion Price shall be calculated giving appropriate effect to the stock split, stock dividend, combination, reclassification or other similar event. In such event, the Corporation shall notify the Transfer Agent of such change on or before the effective date thereof.

                           (b)      Adjustment  Due to Merger,  Consolidation,
 Etc.  If, at any time when Series A
Preferred Stock is issued and outstanding and prior to the conversion of all Series A Preferred Stock, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Corporation shall be changed into the same or a different number of shares of another class or classes of stock or securities of the Corporation or another entity, or in case of any sale or conveyance of all or substantially all of the assets of the Corporation other than in connection with a plan of complete liquidation of the Corporation, then the holders of Series A Preferred Stock shall thereafter have the right to receive upon conversion of the Series A Preferred Stock, upon the bases and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such stock, securities or assets which the holders of Series A Preferred Stock would have been entitled to receive in such transaction had the Series A Preferred Stock been converted in full (without regard to any limitations on conversion contained herein) immediately prior to such transaction, and in any such case appropriate provisions shall be made with respect to the rights and interests of the holders of Series A Preferred Stock to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Conversion Price and of the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock) shall thereafter be applicable, as nearly as may be practicable in relation to any securities or assets thereafter deliverable upon the conversion of Series A Preferred Stock. The Corporation shall not effect any transaction described in this subsection (b) unless (a) it first gives, to the extent practical, thirty (30) days' prior written notice (but in any event at least fifteen (15) days prior written notice) of such merger, consolidation, exchange of shares, recapitalization, reorganization or other similar event or sale of assets (during which time the holders of Series A Preferred Stock shall be entitled to convert the Series A Preferred Stock) and (b) the resulting successor or acquiring entity (if not the Corporation) assumes by written instrument the obligations of this subsection (b). The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers or share exchanges.

                           (c)      Other Securities  Offerings.  If, at any
time after the Issue Date and prior to
the earlier of (i) one (1) year after the date the Registration Statement (as defined in the Registration Rights Agreement) is declared effective plus any days for which sales cannot be made thereunder and (ii) the date on which 25% or less of the Series A Preferred Stock issued on the Issue Date remains outstanding, the Corporation sells Common Stock or securities convertible into, or exchangeable for, Common Stock, other than (a) a sale pursuant to a bona fide firm commitment underwritten public offering of Common Stock by the Corporation (not including a continuous offering pursuant to Rule 415 under the Securities Act of 1933, as amended), (b) sales pursuant to employee stock option plans, (c) equity issued as consideration for a merger, consolidation or sale of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), (d) sales at or above the then applicable Conversion Price or (e) equity issued in connection with recapitalizations and rights offerings at not more than a 5% discount to the market price of the Common Stock (collectively, the "Other Common Stock"), then, if the effective or maximum sales price of the Common Stock with respect to such transaction (including the effective or maximum conversion, or exchange price) ("Other Price") is less than the effective Conversion Price of the Series A Preferred Stock at such time and such Other Common Stock is eligible for resale prior to June 30, 1999, the Corporation shall adjust the Conversion Price applicable to the Series A Preferred Stock not yet converted in form and substance reasonably satisfactory to the holders of Series A Preferred Stock so that the Conversion Price applicable to the Series A Preferred Stock shall not, in any event, be greater, after giving effect to all other adjustments contained herein, than the Other Price.

                           (d)      Adjustment  Due to  Distribution.  Subject
to Article  III, if the  Corporation
shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a dividend, stock repurchase, by way of return of capital or otherwise (including any dividend or distribution to the Corporation's shareholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e., a spin-off)) (a "Distribution"), then the holders of Series A Preferred Stock shall be entitled, upon any conversion of shares of Series A Preferred Stock after the date of record for determining shareholders entitled to such Distribution, to receive the amount of such assets which would have been payable to the holder with respect to the shares of Common Stock issuable upon such conversion had such holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution.

                           (e)      Purchase  Rights.  Subject  to  Article
III,  if at any time when any Series A
Preferred Stock is issued and outstanding, the Corporation issues any convertible securities or rights to purchase stock, warrants, securities or other property (the "Purchase Rights") pro rata to the record holders of any class of Common Stock, then the holders of Series A Preferred Stock will be entitled, upon any conversion of shares of Series A Preferred Stock after the date of record for determining shareholders entitled to such Purchase Rights, to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete conversion of the Series A Preferred Stock (without regard to any limitations on conversion contained herein) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

                           (f)      Adjustment  for  Restricted  Periods.
In the event that (1) the Corporation fails to obtain effectiveness with the Securities and Exchange Commission of the Registration Statement (as defined in the Registration Rights Agreement) prior to one hundred twenty (120) days following the Issue Date, or (2) such Registration Statement lapses in effect, or sales otherwise cannot be made thereunder, whether by reason of the Corporation's failure or inability to amend or supplement the prospectus (the "Prospectus") included therein in accordance with the Registration Rights Agreement or otherwise (but excluding any acts or omission by the holders), after such Registration Statement becomes effective, then the Pricing Period shall be comprised of, (i) in the case of an event described in clause (1), the twenty (20) Trading Days preceding the 120th day following the Issue Date plus all Trading Days through and including the third Trading Day following the date of effectiveness of the Registration Statement; and (ii) in the case of an event described in clause (2), the number of Trading Days preceding the date on which the holder of the Series A Preferred Stock is first notified that sales may not be made under the Prospectus that would otherwise then be included in the Pricing Period in accordance with the definition thereof set forth in Article VI.B(a), plus all Trading Days through and including the third Trading Day following the date on which the Holder is first notified that such sales may again be made under the Prospectus. If a holder of Series A Preferred Stock determines based on the advice of counsel that sales may not be made pursuant to the Prospectus (whether by reason of the Corporation's failure or inability to amend or supplement the Prospectus), it shall so notify the Corporation in writing and, unless the Corporation provides such holder with a written opinion of the Corporation's counsel to the contrary, such determination shall be binding for purposes of this paragraph.

                           (g)      Notice of  Adjustments.  Upon the occurrence
 of each adjustment or readjustment
of the Conversion Price pursuant to this Article VI.C, the Corporation, at its expense, shall promptly compute such adjustment or readjustment and prepare and furnish to each holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish to such holder a like certificate setting forth (i) such adjustment or readjustment,
(ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon conversion of a share of Series A Preferred Stock.

                  D. For purposes of Article VI.C(a) above, "Trading Price," which shall be measured as of the record date in respect of the rights offering means (i) the average of the last reported sale prices for the shares of Common Stock on AMEX as reported by Bloomberg, as applicable, for the five (5) Trading Days immediately preceding such date, or (ii) if AMEX is not the principal trading market for the shares of Common Stock, the average of the last reported sale prices on the principal trading market for the Common Stock during the same period as reported by Bloomberg, or (iii) if market value cannot be calculated as of such date on any of the foregoing bases, the Trading Price shall be the fair market value as reasonably determined in good faith by (a) the Board of Directors of the Corporation or, (b) at the option of a majority-in-interest of the holders of the outstanding Series A Preferred Stock by an independent investment bank of nationally recognized standing in the valuation of businesses similar to the business of the Corporation.

                  E. In order to convert Series A Preferred Stock into full shares of Common Stock, a holder of Series A Preferred Stock shall: (i) submit a copy of the fully executed notice of conversion in the form attached hereto as Exhibit A ("Notice of Conversion") to the Corporation by facsimile dispatched on the Conversion Date (or by other means resulting in notice to the Corporation on the Conversion Date) at the office of the Corporation that the holder elects to convert the same, which notice shall specify the number of shares of Series A Preferred Stock to be converted, the applicable Conversion Price and a calculation of the number of shares of Common Stock issuable upon such conversion (together with a copy of the first page of each certificate to be converted) prior to 9:00 p.m., New York City time (the "Conversion Notice Deadline") on the date of conversion specified on the Notice of Conversion; and
(ii) surrender the original certificates representing the Series A Preferred Stock being converted (the "Preferred Stock Certificates"), duly endorsed, along with a copy of the Notice of Conversion to the office of the Corporation for the Series A Preferred Stock as soon as practicable thereafter. The Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion, unless either the Preferred Stock Certificates are delivered to the Company as provided above, or the holder notifies the Corporation that such certificates have been lost, stolen or destroyed (subject to the requirements of subparagraph (a) below). In the case of a dispute as to the calculation of the Conversion Price, the Corporation shall promptly issue such number of shares of Common Stock that are not disputed in accordance with subparagraph (b) below. The Corporation shall submit the disputed calculations to its outside accountant via facsimile within two (2) business days of receipt of the Notice of Conversion. The accountant shall audit the calculations and notify the Corporation and the holder of the results no later than 48 hours from the time it receives the disputed calculations. The accountant=s calculation shall be deemed conclusive absent manifest error.

                           (a)      Lost or Stolen  Certificates.  Upon receipt
by the  Corporation  of evidence of
the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing shares of Series A Preferred Stock, and (in the case of loss, theft or destruction) of indemnity reasonably satisfactory to the Corporation (including the posting of a bond, if requested by the Corporation), and upon surrender and cancellation of the Preferred Stock Certificate(s), if mutilated, the Corporation shall execute and deliver new Preferred Stock Certificate(s) of like tenor and date.

                           (b)      Delivery of Common Stock Upon  Conversion.
 Upon the surrender of  certificates
as described above together with a Notice of Conversion, the Corporation shall issue and, within two (2) business days after such surrender (or, in the case of lost, stolen or destroyed certificates, after provision of agreement and indemnification pursuant to subparagraph (a) above) (the "Delivery Period"), deliver (or cause its Transfer Agent to so issue and deliver) to or upon the order of the holder (i) that number of shares of Common Stock for the portion of the shares of Series A Preferred Stock converted as shall be determined in accordance herewith and (ii) a certificate representing the balance of the shares of Series A Preferred Stock not converted, if any. In addition to any other remedies available to the holder, including actual damages and/or equitable relief, the Corporation shall pay to a holder $2,000 per day in cash for each day beyond a two (2) day grace period following the Delivery Period that the Corporation fails to deliver Common Stock (a "Conversion Default") issuable upon surrender of shares of Series A Preferred Stock with a Notice of Conversion until such time as the Corporation has delivered all such Common Stock (the "Conversion Default Payments"); provided, however, that such payments shall not be payable if the Series A Preferred Stock is not convertible into Common Stock pursuant to Article VI.A(c) above. Such cash amount shall be paid to such holder by the fifth day of the month following the month in which it has accrued or, at the option of the holder (by written notice to the Corporation by the first day of the month following the month in which it has accrued), shall be convertible into Common Stock in accordance with the terms of this Article VI.

                  In lieu of delivering physical certificates representing the Common Stock issuable upon conversion, provided the Corporation's Transfer Agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the holder and its compliance with the provisions contained in Article VI.A. and in this Article VI.E., the Corporation shall use its reasonable best efforts to cause its Transfer Agent to electronically transmit the Common Stock issuable upon conversion to the holder by crediting the account of holder's Prime Broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system. The time periods for delivery and penalties described in the immediately preceding paragraph shall apply to the electronic transmittals described herein.

                           (c)      No  Fractional  Shares.  If any  conversion
  of Series A Preferred  Stock would
result in a fractional share of Common Stock or the right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon Conversion of the Series A Preferred Stock shall be the next higher number of shares.

                           (d)      Conversion  Date.  The  "Conversion  Date"
shall be the date  specified  in the
Notice of Conversion, provided that the Notice of Conversion is submitted by facsimile (or by other means resulting in notice) to the Corporation or its Transfer Agent before 9:00 p.m., New York City time, on the Conversion Date. The person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such securities as of the Conversion Date and all rights with respect to the shares of Series A Preferred Stock surrendered shall forthwith terminate except the right to receive the shares of Common Stock or other securities or property issuable on such conversion and except that the holders preferential rights as a holder of Series A Preferred Stock shall survive to the extent the corporation fails to deliver such securities.

                  F. A number of shares of the authorized but unissued Common Stock sufficient to provide for the conversion of the Series A Preferred Stock outstanding at the then current Conversion Price shall at all times be reserved by the Corporation, free from preemptive rights, for such conversion or exercise. As of the date of issuance of the Series A Preferred Stock, 5,000,000 authorized and unissued shares of Common Stock have been duly reserved for issuance upon conversion of the Series A Preferred Stock (the "Reserved Amount"). The Reserved Amount shall be increased from time to time in accordance with the Company's obligations pursuant to Section 4(h) of the Purchase Agreement. In addition, if the Corporation shall issue any securities or make any change in its capital structure which would change the number of shares of Common Stock into which each share of the Series A Preferred Stock shall be convertible at the then current Conversion Price, the Corporation shall at the same time also make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Series A Preferred Stock.

                  If at any time a holder of shares of Series A Preferred Stock submits a Notice of Conversion, and the Corporation does not have sufficient authorized but unissued shares of Common Stock available to effect such conversion in accordance with the provisions of this Article VI (a "Conversion Default"), the Corporation shall issue to the holder (or holders, if more than one holder submits a Notice of Conversion in respect of the same Conversion Date, pro rata based on the ratio that the number of shares of Series A Preferred Stock then held by each such holder bears to the aggregate number of such shares held by such holders) all of the shares of Common Stock which are available to effect such conversion. The number of shares of Series A Preferred Stock included in the Notice of Conversion which exceeds the amount which is then convertible into available shares of Common Stock (the "Excess Amount") shall, notwithstanding anything to the contrary contained herein, not be convertible into Common Stock in accordance with the terms hereof until (and at the holder=s option at any time after) the date additional shares of Common Stock are authorized by the Corporation to permit such conversion, at which time the Conversion Price in respect thereof shall be the lesser of (i) the Conversion Price on the Conversion Default Date (as defined below) and (ii) the Conversion Price on the Conversion Date elected by the holder in respect thereof. The Corporation shall use its best efforts to effect an increase in the authorized number of shares of Common Stock as soon as possible following a Conversion Default. In addition, the Corporation shall pay to the holder payments ("Conversion Default Payments") for a Conversion Default in the amount of (a) (N/365), multiplied by (b) the sum of the Stated Value plus all accrued and unpaid dividends for the period beginning on the Issue Date and ending on the Authorization Date (as defined below) per share of Series A Preferred Stock through the Authorization Date (as defined below), multiplied by (c) the Excess Amount on the day the holder submits a Notice of Conversion giving rise to a Conversion Default (the "Conversion Default Date"), multiplied by (d) .24, where
(i) N = the number of days from the Conversion Default Date to the date (the "Authorization Date") that the Corporation authorizes a sufficient number of shares of Common Stock to effect conversion of the full number of shares of Series A Preferred Stock. The Corporation shall send notice to the holder of the authorization of additional shares of Common Stock, the Authorization Date and the amount of holder's accrued Conversion Default Payments. The accrued Conversion Default Payment for each calendar month shall be paid in cash or shall be convertible into Common Stock at the Conversion Price, at the Corporation's option with the consent of the holder (which consent shall not be unreasonably withheld), as follows:

                           (a)      In the event the Corporation  elects to make
 such payment in cash, cash payment
shall be made to the holder by the fifth day of the month following the month in which it has accrued; and

                           (b)      In the  event the  Corporation  (with the
consent  of the  holder as set forth
above) elects to make such payment in Common Stock, the Corporation may convert such payment amount into Common Stock at the Conversion Price (as in effect at the time of Conversion) at any time after the fifth day of the month following the month in which it has accrued in accordance with the terms of this Article VI (so long as there is then a sufficient number of authorized shares).

                  Nothing herein shall limit the holder's right to pursue actual damages for the Corporation's failure to maintain a sufficient number of authorized shares of Common Stock, and each holder shall have the right to pursue all remedies available at law or in equity (including a decree of specific performance and/or injunctive relief).

                  G. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Article VI, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustment or readjustment, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon conversion of a share of Series A Preferred Stock.

                  H. Subject to the other provisions of this Certificate of Designation, upon submission of a Notice of Conversion by a holder of Series A Preferred Stock, (i) the shares covered thereby (other than the shares, if any, which cannot be issued because their issuance would exceed such holder's allocated portion of the Reserved Amount) shall be deemed converted into shares of Common Stock and (ii) the holder's rights as a holder of such converted shares of Series A Preferred Stock shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation. Notwithstanding the foregoing, if a holder has not received certificates for all shares of Common Stock prior to the tenth (10th) business day after the expiration of the Delivery Period with respect to a conversion of shares of Series A Preferred Stock for any reason, then (unless the holder otherwise elects to retain its status as a holder of Common Stock by so notifying the Corporation) the holder shall regain the rights of a holder of such shares of Series A Preferred Stock with respect to such unconverted shares of Series A Preferred Stock and the Corporation shall, as soon as practicable, return such unconverted shares of Series A Preferred Stock to the holder or, if such shares of Series A Preferred Stock have not been surrendered, adjust its records to reflect that such shares of Series A Preferred Stock have not been converted. In all cases, the holder shall retain all of its rights and remedies (including, without limitation, the right to receive Conversion Default Payments pursuant to Article IV.E. to the extent required thereby for such Conversion Default and any subsequent Conversion Default).


                            VII. Automatic Conversion

                  So long as the Registration Statement is effective and there is not then a continuing Mandatory Redemption Event, each share of Series A Preferred Stock issued and outstanding on December 31, 2000, subject to any adjustment pursuant to Article V.A.(ii) (the "Automatic Conversion Date"), automatically shall be converted into shares of Common Stock on such date at the then effective Conversion Price in accordance with, and subject to, the provisions of Article VI hereof (the "Automatic Conversion"). The Automatic Conversion Date shall be the Conversion Date for purposes of determining the Conversion Price and the time within which certificates representing the Common Stock must be delivered to the holder.


                               VIII. Voting Rights

                  The  holders  of the Series A  Preferred  Stock have no voting
power  whatsoever,   except  as  otherwise  provided  by  the  Delaware  General
Corporation Law ("DGCL"), in this Article VIII, and in Article IX below.

                  Notwithstanding the above, the Corporation shall provide each holder of Series A Preferred Stock with prior notification of any meeting of the shareholders (and copies of proxy materials and other information sent to shareholders). In the event of any taking by the Corporation of a record of its shareholders for the purpose of determining shareholders who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire (including by way of merger, consolidation or recapitalization) any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining shareholders who are entitled to vote in connection with any proposed sale, lease or conveyance of all or substantially all of the assets of the Corporation, or any proposed liquidation, dissolution or winding up of the Corporation, the Corporation shall mail a notice to each holder, at least ten (10) days prior to the record date specified therein (or thirty (30) days prior to the consummation of the transaction or event, whichever is earlier), of the date on which any such record is to be taken for the purpose of such dividend, distribution, right or other event, and a brief statement regarding the amount and character of such dividend, distribution, right or other event to the extent known at such time.

                  To the extent that under the DGCL the vote of the holders of the Series A Preferred Stock, voting separately as a class or series as applicable, is required to authorize a given action of the Corporation, the affirmative vote or consent of the holders of at least a majority of the shares of the Series A Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of a majority of the shares of Series A Preferred Stock (except as otherwise may be required under the DGCL) shall constitute the approval of such action by the class. To the extent that under the DGCL holders of the Series A Preferred Stock are entitled to vote on a matter with holders of Common Stock, voting together as one class, each share of Series A Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which it is then convertible using the record date for the taking of such vote of shareholders as the date as of which the Conversion Price is calculated. Holders of the Series A Preferred Stock shall be entitled to notice of all shareholder meetings or written consents (and copies of proxy materials and other information sent to shareholders) with respect to which they would be entitled to vote, which notice would be provided pursuant to the Corporation=s bylaws and the DGCL.


                            IX. Protective Provisions

                  So long as shares of Series A Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval (by vote or written consent, as provided by the DGCL) of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock:

                           (a)      alter  or  change  the  rights,  preferences
  or  privileges  of the  Series  A
Preferred Stock or any Senior Securities so as to affect adversely the Series A Preferred Stock;

                           (b)      create any new class or series of capital
stock having a  preference  over the
Series A Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation (as previously defined in Article II hereof, "Senior Securities");

                           (c)      create any new class or series of  capital
stock  ranking  pari passu with the
Series A Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation (as previously defined in Article II hereof, APari Passu Securities@); or

                           (d)      increase the authorized number of shares of
 Series A Preferred Stock.

                  In the event holders of at least a majority of the then outstanding shares of Series A Preferred Stock agree to allow the Corporation to alter or change the rights, preferences or privileges of the shares of Series A Preferred Stock, pursuant to subsection (a) above, so as to affect the Series A Preferred Stock, then the Corporation will deliver notice of such approved change to the holders of the Series A Preferred Stock that did not agree to such alteration or change (the "Dissenting Holders") and Dissenting Holders shall have the right for a period of thirty (30) days to convert pursuant to the terms of this Certificate of Designation as they exist prior to such alteration or change or continue to hold their shares of Series A Preferred Stock.

                             X. Pro Rata Allocations

                  The Maximum Share Amount and the Reserved Amount (including any increases thereto) shall be allocated by the Corporation pro rata among the holders of Series A Preferred Stock based on the number of shares of Series A Preferred Stock then held by each holder relative to the total aggregate number of shares of Series A Preferred Stock then outstanding.

                  IN  WITNESS  WHEREOF,   this  Certificate  of  Designation  is
executed on behalf of the Corporation this 30th day of December, 1997.


                             SABA PETROLEUM COMPANY


         By:

              Walton C. Vance
               Secretary

                                               EXHIBIT A

                                           NOTICE OF CONVERSION

                                 (To be Executed by the Registered Holder
                            in order to Convert the Series A Preferred Stock)

                  The undersigned hereby irrevocably elects to convert ______ shares of Series A Preferred Stock, represented by stock certificate No(s). __________ (the "Preferred Stock Certificates") into shares of common stock ("Common Stock") of Saba Petroleum Company (the "Corporation") according to the conditions of the Certificate of Designation of Series A Preferred Stock, as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any. A copy of each Preferred Stock Certificate is attached hereto (or evidence of loss, theft or destruction thereof).


                  The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of the Series A Preferred Stock shall be made pursuant to registration of the securities under the Securities Act of 1933, as amended (the "Act"), or pursuant to an exemption from registration under the Act.



                           Date of Conversion:___________________________

                           Applicable Conversion Price:____________________

                           Number of Shares of
                           Common Stock to be Issued:_____________________

                           Signature:____________________________________

                           Name:_______________________________________

                           Address:______________________________________

*The Corporation is not required to issue shares of Common Stock until the original Series A Preferred Stock Certificate(s) (or evidence of loss, theft or destruction thereof) to be converted are received by the Corporation or its Transfer Agent. The Corporation shall issue and deliver shares of Common Stock to an overnight courier not later than two (2) business days following receipt of the original Preferred Stock Certificate(s) to be converted, and shall make payments pursuant to the Certificate of Designation for the number of business days such issuance and delivery is late.

EXHIBIT 10.1(B)



         THIS WARRANT AND THE SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. EXCEPT AS OTHERWISE SET FORTH HEREIN OR IN A SECURITIES PURCHASE AGREEMENT DATED AS OF DECEMBER 31, 1997, NEITHER THIS WARRANT NOR ANY OF SUCH SHARES MAY BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER SUCH ACT OR AN OPINION OF COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT. ANY SUCH SALE, ASSIGNMENT OR TRANSFER MUST ALSO COMPLY WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, THIS WARRANT IS SUBJECT TO LIMITATIONS AS SET FORTH IN THE SECURITIES PURCHASE AGREEENT DATED AS OF DECEMBER 31, 1997.

                                                                   Right to
                                                                   Purchase
                                                                    224,719
                                                                  Shares of
                                                          Common      Stock,
                                                          par  value   $.001
                                                                   per share


                    STOCK PURCHASE WARRANT (CLOSING WARRANT)

         THIS CERTIFIES THAT, for value received, RGC INTERNATIONAL INVESTORS, LDC or its registered assigns, is entitled to purchase from SABA PETROLEUM COMPANY, a Delaware corporation (the "Company"), at any time or from time to time during the period specified in Paragraph 2 hereof, Two Hundred Twenty Four Thousand, Seven Hundred Nineteen (224,719) fully paid and nonassessable shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"), at an exercise price of $10.68 per share (the AExercise Price@). The term "Warrant Shares," as used herein, refers to the shares of Common Stock purchasable hereunder. The Warrant Shares and the Exercise Price are subject to adjustment as provided in Paragraph 4 hereof. The term Warrants means this Warrant and the other warrants issued or to be issued pursuant to that certain Securities Purchase Agreement, dated December 31, 1997, by and among the Company and the Buyers listed on the execution page thereof (the "Securities Purchase Agreement").

         This Warrant is subject to the following terms, provisions, and conditions:

         1. Manner of Exercise; Issuance of Certificates; Payment for Shares. Subject to the provisions hereof, this Warrant may be exercised by the holder hereof, in whole or in part, by the surrender of this Warrant, together with a completed exercise agreement in the form attached hereto (the "Exercise Agreement"), to the Company during normal business hours on any business day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), and upon (i) payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company of the Exercise Price for the Warrant Shares specified in the Exercise Agreement or (ii) if the resale of the Warrant Shares by the holder is not then registered pursuant to an effective registration statement under the Securities Act of 1933, as amended (the ASecurities Act@), delivery to the Company of a written notice of an election to effect a ACashless Exercise@ (as defined in Section 11(c) below) for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment shall have been made for such shares as set forth above. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding three (3) business days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the holder hereof and shall be registered in the name of such holder or such other name as shall be designated by such holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

                  Notwithstanding anything in this Warrant to the contrary, in no event shall the Holder of this Warrant be entitled to exercise a number of Warrants (or portions thereof) in excess of the number of Warrants (or portions thereof) upon exercise of which the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised Warrants and unconverted shares of Series A Preferred Stock (as defined in the Securities Purchase Agreement) and (ii) the number of shares of Common Stock issuable upon exercise of the Warrants (or portions thereof) with respect to which the determination described herein is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.9% of the outstanding shares of Common Stock. For purposes of the immediately preceding sentence, (a) beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G thereunder, except as otherwise provided in clause (i) hereof and (b) the holder of this Warrant may waive the limitations set forth therein by written notice to the Company upon not less than sixty-one (61) days prior notice (with such waiver taking effect only upon the expiration of such 61-day notice period).

         2. Period of Exercise. This Warrant is exercisable at any time or from time to time on or after the date on which this Warrant is issued and delivered pursuant to the terms of the Securities Purchase Agreement and before 5:00 p.m., New York City time on the third (3rd) anniversary of the date of issuance (the "Exercise Period").

         3. Certain Agreements of the Company. The Company hereby covenants and agrees as follows:

                  (a) Shares to be Fully Paid. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid, and nonassessable and free from all taxes, liens, and charges with respect to the issue thereof.

                  (b) Reservation of Shares. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

                  (c) Listing. The Company shall promptly secure the listing of the shares of Common Stock issuable upon exercise of the Warrant upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant or issued pursuant to the Securities Purchase Agreement; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

                  (d) Certain Actions Prohibited. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

                  (e) Successors and Assigns. This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all the Company's assets.

         4. Antidilution Provisions. During the Exercise Period, the Exercise Price and the number of
Warrant Shares shall be subject to adjustment from time to time as provided in this Paragraph 4.

         In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up to the nearest cent.

                  (a) Adjustment of Exercise Price and Number of Shares upon Issuance of Common Stock. Except as otherwise provided in Paragraphs 4(c) and 4(e) hereof, if and whenever on or after the date of issuance of this Warrant, the Company issues or sells, or in accordance with Paragraph 4(b) hereof is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share (before deduction of reasonable expenses or commissions or underwriting discounts or allowances in connection therewith) less than the Market Price (as hereinafter defined) on the date of issuance (a "Dilutive Issuance"), then immediately upon the Dilutive Issuance, the Exercise Price will be reduced to a price determined by multiplying the Exercise Price in effect immediately prior to the Dilutive Issuance by a fraction, (i) the numerator of which is an amount equal to the sum of (x) the number of shares of Common Stock actually outstanding immediately prior to the Dilutive Issuance, plus (y) the quotient of the aggregate consideration, calculated as set forth in Paragraph 4(b) hereof, received by the Company upon such Dilutive Issuance divided by the Market Price in effect immediately prior to the Dilutive Issuance, and (ii) the denominator of which is the total number of shares of Common Stock Deemed Outstanding (as defined below) immediately after the Dilutive Issuance.

                  (b) Effect on Exercise Price of Certain Events. For purposes of determining the adjusted
Exercise Price under Paragraph 4(a) hereof, the following will be applicable:

                           (i)      Issuance  of Rights or Options.  If the
Company in any manner  issues or grants
any warrants, rights or options, whether or not immediately exercisable, to subscribe for or to purchase Common Stock or other securities convertible into or exchangeable for Common Stock ("Convertible Securities") (such warrants, rights and options to purchase Common Stock or Convertible Securities are hereinafter referred to as "Options") and the price per share for which Common Stock is issuable upon the exercise of such Options is less than the Market Price on the date of issuance or grant of such Options, then the maximum total number of shares of Common Stock issuable upon the exercise of all such Options will, as of the date of the issuance or grant of such Options, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon the exercise of such Options" is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or granting of all such Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Options, plus, in the case of Convertible Securities issuable upon the exercise of such Options, the minimum aggregate amount of additional consideration payable upon the conversion or exchange thereof at the time such Convertible Securities first become convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise of all such Options (assuming full conversion of Convertible Securities, if applicable). No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon the exercise of such Options or upon the conversion or exchange of Convertible Securities issuable upon exercise of such Options.

                           (ii)     Issuance of  Convertible  Securities.  If
the  Company in any manner  issues or
sells any Convertible Securities, whether or not immediately convertible (other than where the same are issuable upon the exercise of Options) and the price per share for which Common Stock is issuable upon such conversion or exchange is less than the Market Price on the date of issuance, then the maximum total number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities will, as of the date of the issuance of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For the purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon such conversion or exchange" is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof at the time such Convertible Securities first become convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

                           (iii)    Change in Option  Price or  Conversion
Rate.  If there is a change at any time
in (i) the amount of additional consideration payable to the Company upon the exercise of any Options; (ii) the amount of additional consideration, if any, payable to the Company upon the conversion or exchange of any Convertible
Securities; or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock (other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such change will be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

                           (iv)     Treatment of Expired Options and
Unexercised Convertible Securities. If, in any case, the total number of shares of Common Stock issuable upon exercise of any Option or upon conversion or exchange of any Convertible Securities is not, in fact, issued and the rights to exercise such Option or to convert or exchange such Convertible Securities shall have expired or terminated, the Exercise Price then in effect will be readjusted to the Exercise Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination (other than in respect of the actual number of shares of Common Stock issued upon exercise or conversion thereof), never been issued.

                           (v)      Calculation  of  Consideration  Received.
If  any  Common  Stock,  Options  or
Convertible Securities are issued, granted or sold for cash, the consideration received therefor for purposes of this Warrant will be the amount received by the Company therefor, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance, grant or sale. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Market Price thereof as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued in connection with any acquisition, merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined in good faith by the Board of Directors of the Company.

                           (vi)     Exceptions  to  Adjustment  of Exercise
Price.  No  adjustment to the Exercise
Price will be made (i) upon the exercise of any warrants, options or convertible securities granted, issued and outstanding on the date of issuance of this Warrant or issued pursuant to the Securities Purchase Agreement; (ii) upon the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by a majority of the independent members of the Board of Directors of the Company or a majority of the members of a committee of independent directors established for such purpose; or (iii) upon the exercise of the Warrants.

                  (c) Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

                  (d) Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Paragraph 4, the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

                  (e) Consolidation, Merger or Sale. In case of any consolidation of the Company with, or merger of the Company into any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the holder of this Warrant will have the right to acquire and receive upon exercise of this Warrant in lieu of the shares of Common Stock immediately theretofore acquirable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of this Warrant had such consolidation, merger or sale or conveyance not taken place. In any such case, the Company will make appropriate provision to insure that the provisions of this Paragraph 4 hereof will thereafter be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant. The Company will not effect any consolidation, merger or sale or conveyance unless prior to the consummation thereof, the successor corporation (if other than the Company) assumes by written instrument the obligations under this Paragraph 4 and the obligations to deliver to the holder of this Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, the holder may be entitled to acquire.

                  (f) Distribution of Assets. In case the Company shall declare or make any distribution of its assets (including cash) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise, then, after the date of record for determining stockholders entitled to such distribution, but prior to the date of distribution, the holder of this Warrant shall be entitled upon exercise of this Warrant for the purchase of any or all of the shares of Common Stock subject hereto, to receive the amount of such assets which would have been payable to the holder had such holder been the holder of such shares of Common Stock on the record date for the determination of stockholders entitled to such distribution.

                  (g) Notice of Adjustment. Upon the occurrence of any event which requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the holder of this Warrant, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

                  (h) Minimum Adjustment of Exercise Price. No adjustment of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

                  (i) No Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Market Price of a share of Common Stock on the date of such exercise.

                  (j)  Other Notices.  In case at any time:

                           (i) the Company  shall  declare any dividend  upon
the Common Stock payable in shares of
stock of any class or make any other distribution (including dividends or distributions payable in cash out of retained earnings) to the holders of the Common Stock;

                           (ii) the  Company  shall  offer for  subscription
pro rata to the holders of the Common
Stock any additional shares of stock of any class or other rights;

                           (iii) there shall be any capital  reorganization  of
the  Company,  or  reclassification
of the Common Stock, or consolidation  or merger of the Company with or into, or sale of all or  substantially  all
its assets to, another corporation or entity; or

                           (iv) there shall be a voluntary or  involuntary
dissolution,  liquidation or winding-up
of the Company;

then,  in each such case,  the Company  shall give to the holder of this Warrant
(a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least 30 days prior to the record date or the date on which the Company's books are closed in respect thereto. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above.

                  (k) Certain Events. If any event occurs of the type contemplated by the adjustment provisions of this Paragraph 4 but not expressly provided for by such provisions, the Company will give notice of such event as provided in Paragraph 4(g) hereof, and the Company's Board of Directors will make an appropriate adjustment in the Exercise Price and the number of shares of Common Stock acquirable upon exercise of this Warrant so that the rights of the Holder shall be neither enhanced nor diminished by such event.

                  (l)      Certain Definitions.

                           (i)      "Common  Stock  Deemed  Outstanding"  shall
 mean the number of shares of Common
Stock actually outstanding (not including shares of Common Stock held in the treasury of the Company), plus (x) pursuant to Paragraph 4(b)(i) hereof, the maximum total number of shares of Common Stock issuable upon the exercise of Options, as of the date of such issuance or grant of such Options, if any, and
(y) pursuant to Paragraph 4(b)(ii) hereof, the maximum total number of shares of Common Stock issuable upon conversion or exchange of Convertible Securities, as of the date of issuance of such Convertible Securities, if any.

                           (ii)     AMarket  Price,@ as of any date,  (i) means
 the  average  of the last  reported
sale prices for the shares of Common Stock on the American Stock Exchange (the "AMEX") for the five (5) trading days immediately preceding such date as reported by Bloomberg, L.P. ("Bloomberg"), or (ii) if the AMEX is not the principal trading market for the shares of Common Stock, the average of the last reported sale prices on the principal trading market for the Common Stock during the same period as reported by Bloomberg, or (iii) if market value cannot be calculated as of such date on any of the foregoing bases, the Market Price shall be the fair market value as reasonably determined in good faith by (a) the Board of Directors of the Corporation or, at the option of a majority-in-interest of the holders of the outstanding Warrants by (b) an independent investment bank of nationally recognized standing in the valuation of businesses similar to the business of the corporation. The manner of determining the Market Price of the Common Stock set forth in the foregoing definition shall apply with respect to any other security in respect of which a determination as to market value must be made hereunder.

                           (iii)    "Common  Stock," for purposes of this
Paragraph 4,  includes the Common Stock,
par value $.001 per share, and any additional class of stock of the Company having no preference as to dividends or distributions on liquidation, provided that the shares purchasable pursuant to this Warrant shall include only shares of Common Stock, par value $.001 per share, in respect of which this Warrant is exercisable, or shares resulting from any subdivision or combination of such Common Stock, or in the case of any reorganization, reclassification, consolidation, merger, or sale of the character referred to in Paragraph 4(e) hereof, the stock or other securities or property provided for in such Paragraph.

         5. Issue Tax. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the holder of this Warrant or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of this Warrant.

         6. No Rights or Liabilities as a Shareholder. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         7.       Transfer, Exchange, and Replacement of Warrant.

                  (a) Restriction on Transfer. This Warrant and the rights granted to the holder hereof are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in Paragraph 7(e) below, provided, however, that any transfer or assignment shall be subject to the conditions set forth in Paragraph 7(f) hereof and to the
applicable   provisions  of  the  Securities  Purchase   Agreement.   Until  due
presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary. Notwithstanding anything to the contrary contained herein, the registration rights described in Paragraph 8 are assignable only in accordance with the provisions of that certain Registration Rights Agreement, dated as of December 31, 1997, by and among the Company and the other signatories thereto (the "Registration Rights Agreement").

                  (b) Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in Paragraph 7(e) below, for new Warrants of like tenor representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the holder hereof at the time of such surrender.

                  (c) Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company (including the posting of a bond, if reasonably requested by the Company), or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

                  (d) Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Paragraph 7, this Warrant shall be promptly canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses (other than legal expenses, if any, incurred by the Holder or transferees or any expenses incurred in connection with the posting of a bond pursuant to Paragraph 7(c) above) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Paragraph 7.

                  (e) Register. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

                  (f) Exercise or Transfer Without Registration. If, at the time of the surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Warrant Shares issuable hereunder), shall not be registered under the Securities Act of 1933, as amended (the "Securities Act") and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, transfer, or exchange, (i) that the holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel, which opinion and counsel are acceptable to the Company, to the effect that such exercise, transfer, or exchange may be made without registration under said Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an Aaccredited investor@ as defined in Rule 501(a) promulgated under the Securities Act; provided that no such opinion, letter or status as an Aaccredited investor@ shall be required in connection with a transfer pursuant to Rule 144 under the Securities Act. The first holder of this Warrant, by taking and holding the same, represents to the Company that such holder is acquiring this Warrant for investment and not with a view to the distribution thereof.

         8. Registration Rights. The initial holder of this Warrant (and certain assignees thereof) is entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in Section 2 of the Registration Rights Agreement.

         9. Notices. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the holder of this Warrant shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to such holder at the address shown for such holder on the books of the Company, or at such other address as shall have been furnished to the Company by notice from such holder. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the Company shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to the office of the Company at 3201 Airpark Drive, Suite 201, Santa Maria, California 93455, Attention: Chief Executive Officer, or at such other address as shall have been furnished to the holder of this Warrant by notice from the Company. Any such notice, request, or other communication may be sent by facsimile, but shall in such case be subsequently confirmed by a writing personally delivered or sent by certified or registered mail or by recognized overnight mail courier as provided above. All notices, requests, and other communications shall be deemed to have been given either at the time of the receipt thereof by the person entitled to receive such notice at the address of such person for purposes of this Paragraph 9, or, if mailed by registered or certified mail or with a recognized overnight mail courier upon deposit with the United States Post Office or such overnight mail courier, if postage is prepaid and the mailing is properly addressed, as the case may be.

         10. Governing Law. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH
THE INTERNAL LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO THE BODY OF LAW CONTROLLING CONFLICTS OF LAW.

         11.      Miscellaneous.

                  (a)      Amendments.   This  Warrant  and  any  provision
hereof  may  only  be  amended  by  an
instrument in writing signed by the Company and the holder hereof.

                  (b) Descriptive Headings. The descriptive headings of the several paragraphs of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or  construction  of any of
the provisions hereof.

                  (c) Cashless Exercise. Notwithstanding anything to the contrary contained in this Warrant, if the resale of the Warrant Shares by the holder is not then registered pursuant to an effective registration statement under the Securities Act, this Warrant may be exercised by presentation and surrender of this Warrant to the Company at its principal executive offices with a written notice of the holder=s intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a ACashless Exercise@). In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the holder shall surrender this Warrant for that number of shares of Common Stock determined by multiplying the number of Warrant Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price per share of the Common Stock and the Exercise Price, and the denominator of which shall be the then current Market Price per share of Common Stock.






                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

                             SABA PETROLEUM COMPANY


                          By:                  ________________________________
                                               Ilyas Chaudhary
                             Chief Executive Officer



                                                  Dated as of December 31, 1997



                           FORM OF EXERCISE AGREEMENT

                                                  Dated:  ________, ____.


To:_____________________________


         The undersigned, pursuant to the provisions set forth in the within Warrant, hereby agrees to purchase ________ shares of Common Stock covered by such Warrant, and makes payment herewith in full therefor at the price per share provided by such Warrant in cash or by certified or official bank check in the amount of, or, if the resale of such Common Stock by the undersigned is not currently registered pursuant to an effective registration statement under the Securities Act of 1933, as amended, by surrender of securities issued by the Company (including a portion of the Warrant) having a market value (in the case of a portion of this Warrant, determined in accordance with Section 11(c) of the Warrant) equal to $_________. Please issue a certificate or certificates for such shares of Common Stock in the name of and pay any cash for any fractional share to:


                Name:                      ___________________________________
                Signature:                    ________________________________
                Address:                      ________________________________
                                             --------------------------------

                 Note:             The  above   signature   should   correspond
                                   exactly with the name on the face of the within Warrant.

and, if said number of shares of Common Stock shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned covering the balance of the shares purchasable thereunder less any fraction of a share paid in cash.


                               FORM OF ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth hereinbelow, to:

Name of Assignee                    Address                        No of Shares






, and hereby irrevocably constitutes and appoints ______________ ________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.


Dated: _____________________, ____,

In the presence of

------------------

                Name:                      ___________________________________

               Signature:                  _________________________
                                    Title of Signing Officer or Agent (if any):
                                          -----------------------------------
               Address:                  ___________________________
                                           ---------------------------


                         Note:    The  above   signature   should   correspond
                                  exactly with the name on the face of the within Warrant.

EXHIBIT 10.1(C)
                                                                TO SECURITIES
                                    PURCHASE
                                    AGREEMENT

                          REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of December 31, 1997, by and among Saba Petroleum Company, a Delaware corporation, with its headquarters located at 3201 Airpark Drive, Suite 201, Santa Maria, California 93455 (the "Company"), and each of the undersigned (together with their respective affiliates and any assignee or transferee of all of their respective rights hereunder, the "Initial Investors").

         WHEREAS:

         A. In connection with the Securities Purchase Agreement by and among the parties hereto of even date herewith (the "Securities Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell to the Initial Investors (i) shares of its Series A Convertible Preferred Stock (the "Preferred Stock") that are convertible into shares (the "Conversion Shares") of the Company's common stock, par value $.001 per share (the "Common Stock"), upon the terms and subject to the limitations and conditions set forth in the Certificate of Designations, Rights, Preferences, Privileges and Restrictions with respect to the Preferred Stock (the "Certificate of Designation") and (ii) warrants (the "Closing Warrants") to acquire 224,719 shares of Common Stock (the "Closing Warrant Shares"), upon the terms and conditions and subject to the limitations and conditions set forth in the Warrants dated December 31, 1997;

         B. In accordance with the terms of the Certificate of Designation, the Company may redeem the Preferred Stock for cash plus a number of additional warrants to purchase a maximum of 200,000 shares of Common Stock (the "Redemption Warrants" and, collectively with the Closing Warrants, the "Warrants"); and

         C. To induce the Initial Investors to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Initial Investors hereby agree as follows:


         1.       DEFINITIONS.

                  a. As used in this Agreement, the following terms shall have the following meanings:







                           (i)      "Investors"  means the Initial  Investors
and any  transferee  or assignee who
agrees to become bound by the  provisions of this  Agreement in accordance  with
Section 9 hereof.

                           (ii)     "register,"  "registered," and
"registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

                           (iii)    "Registrable  Securities"  means  the
Conversion  Shares  and  Warrant  Shares
(including any shares issued in respect of the 6% dividend on the Preferred Stock and any additional shares to be issued pursuant to Articles VI.E(b) and VI.F of the Certificate of Designation) issued or issuable and any shares of capital stock issued or issuable as a dividend on or in exchange for or otherwise with respect to any of the foregoing.

                           (iv)     "Registration  Statement"  means the
registration statement to be filed under the 1933 Act to register the Registerable Securities pursuant to the terms of this Agreement.

                  b. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

         2.       REGISTRATION.

                  a. Mandatory Registration. The Company shall prepare, and, on or prior to the date which is twenty-one (21) days after the date of the Closing under the Securities Purchase Agreement (the "Closing Date"), file with the SEC a registration statement on Form S-3 (or, if Form S-3 is not then available, on such form of registration statement as is then available to effect a registration of the Registrable Securities, subject to the consent of the Initial Investors, which consent will not be unreasonably withheld) covering the resale of the Registrable Securities underlying the Preferred Stock and Warrants issued or issuable pursuant to the Securities Purchase Agreement, which registration statement, to the extent allowable under the 1933 Act and the Rules promulgated thereunder (including Rule 416), shall state that such registration statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Preferred Stock and exercise of the Warrants (i) to prevent dilution resulting from stock splits, stock dividends or similar transactions or (ii) by reason of changes in the Conversion Price of the Preferred Stock in accordance with the terms thereof or the exercise price of the Warrants in accordance with the terms thereof. The number of shares of Common Stock initially included in the Registration Statement shall be no less than two (2) times the number of Conversion Shares, plus the number of Warrant Shares, that are then issuable upon conversion of the Preferred Stock and the exercise of the Warrants, without regard to any limitation on the Investor's ability to convert the Preferred Stock or exercise the Warrants; provided, however, that the number of shares initially included in the Registration Statement shall not exceed 2,153,344. The Company acknowledges that the number of shares to be initially included in the Registration Statement will represent a good faith estimate of the maximum number of shares issuable upon conversion of the Preferred Stock and exercise of the Warrants.

                  b.       [Intentionally Omitted]

                  c.  Payments  by  the  Company.  The  Company  shall  use  its reasonable best efforts to obtain effectiveness of the Registration Statement as soon as practicable. If (i) the Registration Statement covering the Registrable Securities required to be filed by the Company pursuant to Section 2(a) hereof is not declared effective by the SEC within one hundred twenty (120) days after the Closing Date or if, after the Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to the Registration Statement, or (ii) the Common Stock is not listed or included for quotation on any one of the American Stock Exchange (the "AMEX"), the Nasdaq National Market ("Nasdaq"), the Nasdaq SmallCap Market ("Nasdaq SmallCap") or the New York Stock Exchange (the "NYSE") after being so listed or included for quotation, then the Company will make payments to the Investors in such amounts and at such times as shall be determined pursuant to this Section 2(c) as relief for the damages to the Investors by reason of any such delay in or reduction of their ability to sell the Registrable Securities (which remedy shall be exclusive of any other remedies available at law or in equity other than any remedies specifically set forth in the Certificate of Designation). The Company shall pay to each holder of the Preferred Stock or Registerable Securities an amount equal to the then outstanding principal amount of the Preferred Stock held by such holder (and, in the case of holders of Registerable Securities, the principal amount of Preferred Stock from which such Registerable Securities were converted) ("Aggregate Share Price") multiplied by two hundredths (.02) times the sum of:
(i) the number of months (prorated for partial months) after the end of such 120-day period and prior to the date the Registration Statement is declared effective by the SEC, provided, however, that there shall be excluded from such period any delays which are primarily attributable to changes required by the Investors in the Registration Statement with respect to information relating to the Investors, including, without limitation, changes to the plan of distribution, or to the failure of the Investors to conduct their review of the Registration Statement pursuant to Section 3(h) below in a reasonably prompt manner; (ii) the number of months (prorated for partial months) that sales cannot be made pursuant to the Registration Statement after the Registration Statement has been declared effective (including, without limitation, when sales cannot be made by reason of the Company's failure to properly supplement or amend the prospectus included therein in accordance with the terms of this Agreement or otherwise for any reason outside the Investors' control, but excluding Allowed Delays (as defined in Section 3(f))); and (iii) the number of months (prorated for partial months) that the Common Stock is not listed or included for quotation on the Nasdaq, Nasdaq SmallCap, NYSE or AMEX or that trading of the Common Stock thereon is halted (other than due to general suspension of trading) after the Registration Statement has been declared effective. (For example, if the Registration Statement becomes effective one (1) month after the end of such 120-day period, the Company would pay $20,000 for each $1,000,000 of Aggregate Share Price. If thereafter, sales could not be made pursuant to the Registration Statement, for each additional period of one (1) month, the Company would pay an additional $20,000 for each $1,000,000 of Aggregate Share Price.) Such amounts shall be paid in cash or, at the Company's option, may be added to the principal amount of the Preferred Stock and thereafter be convertible into Common Stock at the "Conversion Price" (as defined in the Certificate of Designation) in accordance with the terms of the Preferred Stock. Any shares of Common Stock issued upon conversion of such amounts shall be Registrable Securities. If the Company desires to convert the amounts due hereunder into Registrable Securities, it shall so notify the Investors in writing within two (2) business days of the date on which such amounts are first payable in cash and such amounts shall be so convertible (pursuant to the mechanics set forth in the Certificate of Designation), beginning on the last day upon which the cash amount would otherwise be due in accordance with the following sentence. Payments of cash pursuant hereto shall be made within five (5) days after the end of each period that gives rise to such obligation, provided that, if any such period extends for more than thirty
(30) days, interim payments shall be made for each such thirty (30) day period. Notwithstanding anything to the contrary set forth herein, in no event shall the aggregate payments pursuant to this Section 2(c) exceed ten hundredths (.10) of the Aggregate Share Price.

                  d. Piggy-Back Registrations. Subject to the last sentence of this Section 2(d), if at any time prior to the expiration of the Registration Period (as hereinafter defined) the Company shall file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), the Company shall send to each Investor who is entitled to registration rights under this Section 2(d) written notice of such determination and, if within ten (10) days after the effective date of such notice, such Investor shall so request in writing, the Company shall include in such
Registration Statement all or any part of the Registrable Securities such Investor requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which such Investor has requested inclusion hereunder as the underwriter shall permit. Any exclusion of Registrable Securities shall be made pro rata among the Investors seeking to include Registrable Securities in proportion to the number of Registrable Securities sought to be included by such Investors; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Registrable Securities; and provided, further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement other than holders of securities entitled to inclusion of their securities in such Registration Statement by reason of demand registration rights. No right to registration of Registrable Securities under this Section 2(d) shall be construed to limit any registration required under Section 2(a) hereof. If an offering in connection with which an Investor is entitled to registration under this Section 2(d) is an underwritten offering, then each Investor whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering. Notwithstanding anything to the contrary set forth herein, the registration rights of the Investors pursuant to this Section 2(d) shall only be available (i) during the period ending 120 days after the Closing Date, if the Company has not filed the Registration Statement, (ii) after the period ending 120 days after the Closing Date, if the Company fails to obtain effectiveness or maintain effectiveness of the Registration Statement in accordance with the terms of this Agreement and (iii) if registration of such Registrable Securities is required for the resale of such Registrable Securities without regard to volume limitations.

                  e. Form S-3. The Company covenants that it will take all steps reasonably necessary to meet the registrant eligibility and transaction requirements for the use of Form S-3 for registration of the sale by the Initial Investors and any other Investors of the Registrable Securities and the Company shall file all reports required to be filed by the Company with the SEC in a timely manner so as to maintain such eligibility for the use of Form S-3. In the event that the Registration Statement used to register the Registrable Securities is on a form other than a Form S-3, the Company will, promptly upon attaining eligibility for use of Form S-3, convert the Registration Statement used to register the Registrable Securities to Form S-3.

         3.       OBLIGATIONS OF THE COMPANY.

         In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

                  a. The Company shall prepare promptly, and file with the SEC not later than twenty-one (21) days after the Closing Date, a Registration Statement with respect to the number of Registrable Securities provided in
Section 2(a), and thereafter use its reasonable best efforts to cause such Registration Statement relating to Registrable Securities to become effective as soon as practicable after such filing, and keep the Registration Statement effective pursuant to Rule 415 at all times until such date as is the earlier of
(i) the date on which all of the Registrable Securities have been sold and (ii) the date on which the Registrable Securities (in the opinion of counsel to the Initial Investors) may be immediately sold without restriction (including without limitation as to volume by each holder thereof) without registration under the 1933 Act (the "Registration Period"), which Registration Statement
(including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading (excluding written information provided to the Company by the Initial Investors).

                  b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the
Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement. In the event the number of shares available under a Registration Statement filed pursuant to this Agreement is insufficient to cover all of the Registrable Securities issued or issuable upon conversion of the Preferred Stock and exercise of the Warrants, the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefore, if applicable), or both, so as to cover all of the Registrable Securities, in each case, as soon as practicable, but in any event within twenty (20) business days after the necessity therefor arises (based on the market price of the Common Stock and other relevant factors on which the Company reasonably elects to rely). The Company shall use its reasonable best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. The provisions of Section 2(c) above shall be applicable with respect to such obligation, with the one hundred twenty (120) days running from the day after the date on which the Company reasonably first determines (or reasonably should have determined) the need therefor.

                  c. The Company shall furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and, in the case of the Registration Statement referred to in Section 2(a), each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor. The Company will immediately notify each Investor by facsimile of the effectiveness of the Registration Statement or any post-effective amendment. The Company will promptly respond to any and all comments received from the SEC, with a view towards causing any Registration Statement or any amendment thereto to be declared effective by the SEC as soon as practicable and shall promptly file an acceleration request as soon as practicable following the resolution or clearance of all SEC comments or, if applicable, following notification by the SEC that the Registration Statement or any amendment thereto will not be subject to review.

                  d. The Company shall use reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as the Investors who hold a majority in interest of the Registrable Securities being offered reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (b) subject itself to general taxation in any such jurisdiction, (c) file a general consent to service of process in any such jurisdiction, (d) provide any undertakings that cause the Company undue expense or burden, or (e) make any change in its charter or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

                  e.       [Intentionally Omitted]

                  f. As promptly as practicable after becoming aware of such event, the Company shall notify each Investor of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request; provided that, for not more than fifteen (15) consecutive trading days (or a total of not more than thirty (30) trading days in any twelve
(12) month period), the Company may delay the disclosure of material non-public information concerning the Company (as well as prospectus or Registration Statement updating) the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an "Allowed Delay"); provided, further, that the Company shall promptly (i) notify the Investors in writing of the existence of (but in no event, without the prior written consent of an Investor, shall the Company disclose to such investor any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay and (ii) advise the Investors in writing to cease all sales under the Registration Statement until the end of the Allowed Delay. Upon expiration of the Allowed Delay, the Company shall again be bound by the first sentence of this Section 3(f) with respect to the information giving rise thereto.

                  g. The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof.

                  h. The Company shall permit a single firm of counsel designated by the Initial Investors to review the Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof) a reasonable period of time prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects and will not request acceleration of the Registration Statement without prior notice to such counsel. The sections of the Registration Statement covering information with respect to the Investors, the Investor's beneficial ownership of securities of the Company or the Investors intended method of disposition of Registrable Securities shall conform to the information provided to the Company in writing by each of the Investors.

                  i. The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

                  j.       [Intentionally Omitted]

                  k. The Company shall make available for inspection by (i) any Investor, (ii) one firm of attorneys and one firm of accountants or other agents retained by the Initial Investors, and (iii) one firm of attorneys and one firm of accountants or other agents retained by all other Investors (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to an Investor) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (b) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 3(k). Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing in this Section 4(k) (or in any other confidentiality agreement between the Company and any Investor) shall be deemed to limit the Investor's ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

                  l. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless
(i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor prior to making such disclosure, and allow the Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

                  m. The Company shall (i) cause all the Registrable Securities covered by the Registration Statement to be listed on each national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure the designation and quotation, of all the Registrable Securities covered by the Registration Statement on Nasdaq or, if not eligible for the Nasdaq, on the Nasdaq SmallCap.

                  n. The Company shall provide a transfer agent and registrar, which may be a single entity and may be the transfer agent for the Common Stock, for the Registrable Securities not later than the effective date of the Registration Statement.

                  o. The Company shall cooperate with the Investors who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or the Investors may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Investors may request, and, within three (3) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) an instruction in the form attached hereto as Exhibit 1 and an opinion of such counsel in the form attached hereto as Exhibit 2.

                  p. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of Registrable Securities pursuant to the Registration Statement.

         4.       OBLIGATIONS OF THE INVESTORS.

         In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

                  a. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least three (3) business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor.

                  b. Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement.

                  c.       [Intentionally Omitted]

                  d. Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or 3(g), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or 3(g) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

         5.       EXPENSES OF REGISTRATION.

         All  reasonable  expenses,   other  than  underwriting   discounts  and
commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualification fees, printers and accounting fees, and the fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel selected by the Initial Investors (which fees and disbursements shall count towards the $30,000 to be reimbursed pursuant to
Section 4(f) of the Securities Purchase Agreement), shall be borne by the Company.

      6. INDEMNIFICATION.

         In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                  a. To the extent permitted by law, the Company will indemnify, hold harmless and defend (i) each Investor who holds such Registrable Securities and (ii) the directors, officers, partners, employees, agents and each person who controls any Investor within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), if any (each, an "Indemnified Person"), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "Claims") to which any of them may become subject insofar as such Claims are made in writing and arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in Section 6(c) with respect to the number of legal counsel, the Company shall reimburse the Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; and (iii) with respect to any preliminary prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, such corrected prospectus was timely made available by the Company pursuant to Section 3(c) hereof, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

                  b. In connection with any Registration Statement in which an Investor is participating, each such Investor agrees severally and not jointly to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the 1933 Act or the 1934 Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim is made in writing and arises out of or is based upon any Violation by such Investor, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and subject to Section 6(c) such Investor will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this
Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Agreement (including this Section 6(b) and Section 7) for only that amount as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

                  c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The indemnifying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such legal counsel shall be selected by Investors holding a majority-in-interest of the Registrable Securities included in the Registration Statement to which the Claim relates (with the approval of a majority-in-interest of the Initial Investors), if the Investors are entitled to indemnification hereunder, or the Company, if the Company is entitled to indemnification hereunder, as applicable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

         7.       CONTRIBUTION.

         To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that
(i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in
Section 6, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

         8.       REPORTS UNDER THE 1934 ACT.

         With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

                  a. make and keep public information available, as those terms are understood and defined in Rule 144;

                  b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4(c) of the Securities Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

                  c. furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

         9.       ASSIGNMENT OF REGISTRATION RIGHTS.

         The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of the Preferred Stock or Warrants if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time prior to such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement, and (vi) such transferee shall be an "accredited investor" as that term defined in Rule 501 of Regulation D promulgated under the 1933 Act.

         10.      AMENDMENT OF REGISTRATION RIGHTS.

         Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company, each of the Initial Investors (to the extent such Initial Investor still owns Registrable Securities) and Investors who hold a majority interest of the Registrable Securities. Any amendment or waiver effected in accordance with this
Section 10 shall be binding upon each Investor and the Company.

         11.      MISCELLANEOUS.

                  a. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable
Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

                  b. Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular U.S. mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

         If to the Company:

         Saba Petroleum Company
         3201 Airpark Drive
         Suite 201
         Santa Maria, California  93455
         Attention: Chief Executive Officer
         Facsimile: (805) 565-5884

         With copy to:

         Steven K. Talley, Esq.
         Gibson, Dunn & Crutcher
         1801 California Street
         Suite 4100
         Denver, CO  80202-2694
         Facsimile: (303) 296-5310

If to an Investor: to the address set forth immediately below such Investor's name on the signature pages to the Securities Purchase Agreement.

                  c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                  d. This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such State. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof. The parties hereto hereby submit to the exclusive jurisdiction of the United States Federal Courts located in Delaware with respect to any dispute arising under this Agreement or the transactions contemplated hereby.

                  e.  This  Agreement  and  the  Securities  Purchase  Agreement
(including all schedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Securities Purchase Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

                  f. Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

                  g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  h. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                  i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  j. Except as otherwise provided herein, all consents and other determinations to be made by the Investors pursuant to this Agreement shall be made by Investors holding a majority of the Registrable Securities, determined as if the all of the shares of Preferred Stock then outstanding have been converted into for Registrable Securities.

                  k. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                  l. If the performance of this Agreement by any party, or of any obligation under this Agreement, is prevented, restricted, or interfered with by reason of war, revolution, civil commotion, acts of public enemies, blockade, embargo, strikes, any law, order, proclamation, regulation, ordinance, demand, or requirement not currently in effect having a legal effect of any government or any judicial authority or representative of any such government, any other act whatsoever, whether similar or dissimilar to those referred to in this clause which are beyond the reasonable control of the party affected, then the parties os affected shall, upon giving prior written notice to the other parties, be excused from such performance to the extent of such prevention, restriction, or interference, provided that the party so affected shall use its best efforts to avoid or remove such causes of nonperformance, and shall continue performance hereunder with the utmost dispatch whenever such causes are removed. Upon such circumstances arising, the parties shall meet forthwith to discuss what (if any) modification may be required to the terms of this Agreement, in order to arrive at an equitable solution. For the avoidance of doubt, the SEC's review process shall not be deemed to be an event giving rise to the relief provided hereby.







                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


                  IN WITNESS WHEREOF, the Company and the undersigned Initial Investors have caused this Agreement to be duly executed as of the date first above written.


SABA PETROLEUM COMPANY


By:
         Ilyas Chaudhary
         Chief Executive Officer



RGC INTERNATIONAL INVESTORS, LDC

By: Rose Glen Capital Management, L.P., Investment Manager
         By: RGC General Partner Corp., as General Partner


By:
         Wayne D. Bloch
         Managing Director




  EXHIBIT 10.1(C)(1)
                                                                           to
                                                                   Registration
                                                                         Rights
                                                                      Agreement



                              [Company Letterhead]

                                     [Date]

[Name and address of Transfer Agent]

Ladies and Gentlemen:

                  This letter shall serve as our irrevocable authorization and direction to you (1) to transfer or re-register (or at the holders request to reissue to the holder thereof without any restrictive legend) the certificates for the shares of Common Stock, par value $.001 per share (the "Common Stock"), of Saba Petroleum Company, a Delaware corporation (the "Company"), represented by certificate numbers _____ for an aggregate of _____ shares (the "Outstanding Shares") of Common Stock presently registered in the name of [Name of Investor] (the "Investor") (which shares were previously issued upon conversion of the Preferred Shares (as hereinafter defined) or exercise of the Warrants (as hereinafter defined)), upon surrender of such certificates to you, notwithstanding the legend appearing on such certificates, (2) to issue shares (the "Conversion Shares") of Common Stock to or upon the order of the registered holder from time to time of shares of Series A Convertible Preferred Stock of the Company (the "Preferred Shares") upon surrender to you of a properly completed and duly executed Notice of Conversion notwithstanding the legend appearing on such certificates and (3) to issue shares (the "Warrant Shares") of Common Stock to or upon the order of the registered holder from time to time of the Warrants of the Company (the "Warrants") upon surrender to you of a properly completed and duly executed Exercise Agreement and such Warrants notwithstanding the legend appearing on such Warrants. The transfer or re-registration of the certificates for the Outstanding Shares by you should be made at such time as you are requested to do so by the record holder of the Outstanding Shares. The certificate issued upon such transfer or re-registration should be registered in such name as requested by the holder of record of the certificate surrendered to you and should not bear any legend which would restrict the transfer of the shares represented thereby. In addition, you are hereby directed to remove any stop-transfer instruction relating to the Outstanding Shares. Certificates for the Conversion Shares and Warrant Shares should not bear any restrictive legend and should not be subject to any stop-transfer restriction.



                  Pursuant to applicable securities laws or certain agreements between the Company and the Investor, the Investor may be prohibited during certain limited periods of time from selling its Outstanding Shares or other shares of Common Stock issuable upon conversion of the Preferred Shares and exercise of the Warrant Shares under the Registration Statement; provided, however, that such Investor may continue to sell such securities pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act") and in accordance with certain other restrictions agreed upon by the Company and the Investor. The Company may, during such periods, deliver a notice to you advising you to refrain from transferring any Outstanding Shares pursuant to such Registration Statement, provided that such notice shall not prohibit the transfer of such shares pursuant to an exemption from registration under the 1933 Act during such periods.



                  Contemporaneous with the delivery of this letter, the Company is delivering to you a letter of ___________________ as to registration of the Outstanding Shares and the Conversion Shares under the Securities Act of 1933, as amended.


                  Should you have any questions concerning this matter, please contact me.

                                                    Very truly yours,

                             SABA PETROLEUM COMPANY

                                       ------------------------------------
                                       By:
                                       Title:





Enclosures:
cc:  [Name of Investor]

 EXHIBIT 10.1(C)(2)
                                                             to
                                  Registration
                                     Rights
                                    Agreement

                                     [Date]
Name and address
of transfer agent]

                           Re:      Saba Petroleum Company

Ladies and Gentlemen:

         We are counsel to Saba Petroleum Company, a Delaware corporation (the "Company"), and we understand that [Name of Investor] (the "Holder") has purchased from the Company shares of the Company's Series A Convertible Preferred Stock (the "Preferred Stock") and warrants (the "Warrants") that are convertible or exercisable into the Company=s Common Stock, par value $.001 per share (the "Common Stock"). The Preferred Stock and Warrants were purchased by the Holder pursuant to a Securities Purchase Agreement, dated as of December 31, 1997, between the Holder and the Company (the "Agreement"). Pursuant to a Registration Rights Agreement, dated as of December 31, 1997, between the Company and the Holder (the "Registration Rights Agreement"), the Company agreed with the Holder, among other things, to register the Registrable Securities (as that term is defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms provided in the Registration Rights Agreement. In connection with the Company=s obligations under the Registration Rights Agreement, on December 31, 1997, the Company filed a Registration Statement on Form S-3 (File No. 333- ______) (the "Registration Statement") with the Securities and Exchange Commission relating to the Registrable Securities, which names the Holder as a selling stockholder thereunder.

         [Other introductory language to be inserted]

         Based on the foregoing, we are of the opinion that the resale of the Registrable Securities has been registered under the Securities Act.

                  [Other appropriate language to be included.]


                                                              Very truly yours,



cc:   [Name of investor]

EXHIBIT 10.1(D)

 THIS WARRANT AND THE SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
         EXCEPT AS OTHERWISE SET FORTH HEREIN OR IN A SECURITIES PURCHASE AGREEMENT DATED AS OF DECEMBER 31, 1997, NEITHER THIS WARRANT NOR ANY OF SUCH SHARES MAY BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER SUCH ACT OR AN OPINION OF COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT. ANY SUCH SALE, ASSIGNMENT OR TRANSFER MUST ALSO COMPLY WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, THIS WARRANT IS SUBJECT TO LIMITATIONS AS SET FORTH IN THE SECURITIES PURCHASE AGREEMENT DATED AS OF DECEMBER 31, 1997.

                                                                     Right to
                                                                     Purchase
                                                                     ---------
                                                                     Shares of
                                                             Common      Stock,
                                                             par  value   $.001
                                                                      per share


                   STOCK PURCHASE WARRANT (REDEMPTION WARRANT)

         THIS CERTIFIES THAT, for value received, RGC INTERNATIONAL INVESTORS, LDC or its registered assigns, is entitled to purchase from SABA PETROLEUM COMPANY, a Delaware corporation (the "Company"), at any time or from time to time during the period specified in Paragraph 2 hereof, _____________________ (_______) fully paid and nonassessable shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"), at an exercise price of $_____ [105% of the average closing bid price of the common stock for the five (5) consecutive trading days immediately preceding the redemption notice date] per share (the AExercise Price@). The term "Warrant Shares," as used herein, refers to the shares of Common Stock purchasable hereunder. The Warrant Shares and the Exercise Price are subject to adjustment as provided in Paragraph 4 hereof. The term Warrants means this Warrant and the other warrants issued or to be issued pursuant to that certain Securities Purchase Agreement, dated December 31, 1997, by and among the Company and the Buyers listed on the execution page thereof (the "Securities Purchase Agreement").

         This Warrant is subject to the following terms, provisions, and conditions:


         1. Manner of Exercise; Issuance of Certificates; Payment for Shares. Subject to the provisions hereof, this Warrant may be exercised by the holder hereof, in whole or in part, by the surrender of this Warrant, together with a completed exercise agreement in the form attached hereto (the "Exercise Agreement"), to the Company during normal business hours on any business day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), and upon (i) payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company of the Exercise Price for the Warrant Shares specified in the Exercise Agreement or (ii) if the resale of the Warrant Shares by the holder is not then registered pursuant to an effective registration statement under the Securities Act of 1933, as amended (the ASecurities Act@), delivery to the Company of a written notice of an election to effect a ACashless Exercise@ (as defined in Section 11(c) below) for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment shall have been made for such shares as set forth above. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding three (3) business days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the holder hereof and shall be registered in the name of such holder or such other name as shall be designated by such holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

                  Notwithstanding anything in this Warrant to the contrary, in no event shall the Holder of this Warrant be entitled to exercise a number of Warrants (or portions thereof) in excess of the number of Warrants (or portions thereof) upon exercise of which the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised Warrants and unconverted shares of Series A Preferred Stock (as defined in the Securities Purchase Agreement) and (ii) the number of shares of Common Stock issuable upon exercise of the Warrants (or portions thereof) with respect to which the determination described herein is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.9% of the outstanding shares of Common Stock. For purposes of the immediately preceding sentence, (a) beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G thereunder, except as otherwise provided in clause (i) hereof and (b) the holder of this Warrant may waive the limitations set forth therein by written notice to the Company upon not less than sixty-one (61) days prior notice (with such waiver taking effect only upon the expiration of such 61-day notice period).

         2. Period of Exercise. This Warrant is exercisable at any time or from time to time on or after the date on which this Warrant is issued and delivered pursuant to the terms of the Securities Purchase Agreement and before 5:00 p.m., New York City time on the fifth (5th) anniversary of the date of issuance (the "Exercise Period").

         3. Certain Agreements of the Company. The Company hereby covenants and agrees as follows:

                  (a) Shares to be Fully Paid. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid, and nonassessable and free from all taxes, liens, and charges with respect to the issue thereof.

                  (b) Reservation of Shares. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

                  (c) Listing. The Company shall promptly secure the listing of the shares of Common Stock issuable upon exercise of the Warrant upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

                  (d) Certain Actions Prohibited. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

                  (e) Successors and Assigns. This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all the Company's assets.

         4. Antidilution Provisions. During the Exercise Period, the Exercise Price and the number of Warrant Shares shall be subject to adjustment from time to time as provided in this Paragraph 4.

         In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up to the nearest cent.

                  (a) Adjustment of Exercise Price and Number of Shares upon Issuance of Common Stock. Except as otherwise provided in Paragraphs 4(c) and 4(e) hereof, if and whenever on or after the date of issuance of this Warrant, the Company issues or sells, or in accordance with Paragraph 4(b) hereof is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share (before deduction of reasonable expenses or commissions or underwriting discounts or allowances in connection therewith) less than the Market Price (as hereinafter defined) on the date of issuance (a "Dilutive Issuance"), then immediately upon the Dilutive Issuance, the Exercise Price will be reduced to a price determined by multiplying the Exercise Price in effect immediately prior to the Dilutive Issuance by a fraction, (i) the numerator of which is an amount equal to the sum of (x) the number of shares of Common Stock actually outstanding immediately prior to the Dilutive Issuance, plus (y) the quotient of the aggregate consideration, calculated as set forth in Paragraph 4(b) hereof, received by the Company upon such Dilutive Issuance divided by the Market Price in effect immediately prior to the Dilutive Issuance, and (ii) the denominator of which is the total number of shares of Common Stock Deemed Outstanding (as defined below) immediately after the Dilutive Issuance.

                  (b) Effect on Exercise Price of Certain Events. For purposes of determining the adjusted
Exercise Price under Paragraph 4(a) hereof, the following will be applicable:

                           (i)      Issuance  of Rights or Options.  If the
Company in any manner  issues or grants
any warrants, rights or options, whether or not immediately exercisable, to subscribe for or to purchase Common Stock or other securities convertible into or exchangeable for Common Stock ("Convertible Securities") (such warrants, rights and options to purchase Common Stock or Convertible Securities are hereinafter referred to as "Options") and the price per share for which Common Stock is issuable upon the exercise of such Options is less than the Market Price on the date of issuance or grant of such Options, then the maximum total number of shares of Common Stock issuable upon the exercise of all such Options will, as of the date of the issuance or grant of such Options, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon the exercise of such Options" is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or granting of all such Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Options, plus, in the case of Convertible Securities issuable upon the exercise of such Options, the minimum aggregate amount of additional consideration payable upon the conversion or exchange thereof at the time such Convertible Securities first become convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise of all such Options (assuming full conversion of Convertible Securities, if applicable). No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon the exercise of such Options or upon the conversion or exchange of Convertible Securities issuable upon exercise of such Options.

                           (ii)     Issuance of  Convertible  Securities.  If
the  Company in any manner  issues or
sells any Convertible Securities, whether or not immediately convertible (other than where the same are issuable upon the exercise of Options) and the price per share for which Common Stock is issuable upon such conversion or exchange is less than the Market Price on the date of issuance, then the maximum total number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities will, as of the date of the issuance of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For the purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon such conversion or exchange" is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof at the time such Convertible Securities first become convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

                           (iii)    Change in Option  Price or  Conversion
Rate.  If there is a change at any time
in (i) the amount of additional consideration payable to the Company upon the exercise of any Options; (ii) the amount of additional consideration, if any, payable to the Company upon the conversion or exchange of any Convertible
Securities; or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock (other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such change will be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

                           (iv)     Treatment of Expired Options and
Unexercised Convertible Securities. If, in any case, the total number of shares of Common Stock issuable upon exercise of any Option or upon conversion or exchange of any Convertible Securities is not, in fact, issued and the rights to exercise such Option or to convert or exchange such Convertible Securities shall have expired or terminated, the Exercise Price then in effect will be readjusted to the Exercise Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination (other than in respect of the actual number of shares of Common Stock issued upon exercise or conversion thereof), never been issued.

                           (v)      Calculation  of  Consideration  Received.
If  any  Common  Stock,  Options  or
Convertible Securities are issued, granted or sold for cash, the consideration received therefor for purposes of this Warrant will be the amount received by the Company therefor, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance, grant or sale. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Market Price thereof as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued in connection with any acquisition, merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined in good faith by the Board of Directors of the Company.

                           (vi)     Exceptions  to  Adjustment  of Exercise
Price.  No  adjustment to the Exercise
Price will be made (i) upon the exercise of any warrants, options or convertible securities granted, issued and outstanding on the date of issuance of this Warrant or issued pursuant to the Securities Purchase Agreement; (ii) upon the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by a majority of the independent members of the Board of Directors of the Company or a majority of the members of a committee of independent directors established for such purpose; or (iii) upon the exercise of the Warrants.

                  (c) Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

                  (d) Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Paragraph 4, the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

                  (e) Consolidation, Merger or Sale. In case of any consolidation of the Company with, or merger of the Company into any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the holder of this Warrant will have the right to acquire and receive upon exercise of this Warrant in lieu of the shares of Common Stock immediately theretofore acquirable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of this Warrant had such consolidation, merger or sale or conveyance not taken place. In any such case, the Company will make appropriate provision to insure that the provisions of this Paragraph 4 hereof will thereafter be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant. The Company will not effect any consolidation, merger or sale or conveyance unless prior to the consummation thereof, the successor corporation (if other than the Company) assumes by written instrument the obligations under this Paragraph 4 and the obligations to deliver to the holder of this Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, the holder may be entitled to acquire.

                  (f) Distribution of Assets. In case the Company shall declare or make any distribution of its assets (including cash) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise, then, after the date of record for determining stockholders entitled to such distribution, but prior to the date of distribution, the holder of this Warrant shall be entitled upon exercise of this Warrant for the purchase of any or all of the shares of Common Stock subject hereto, to receive the amount of such assets which would have been payable to the holder had such holder been the holder of such shares of Common Stock on the record date for the determination of stockholders entitled to such distribution.

                  (g) Notice of Adjustment. Upon the occurrence of any event which requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the holder of this Warrant, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

                  (h) Minimum Adjustment of Exercise Price. No adjustment of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

                  (i) No Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Market Price of a share of Common Stock on the date of such exercise.

                  (j)  Other Notices.  In case at any time:

                           (i) the Company  shall  declare any dividend  upon
 the Common Stock payable in shares of
stock of any class or make any other distribution (including dividends or distributions payable in cash out of retained earnings) to the holders of the Common Stock;

                           (ii) the  Company  shall  offer for  subscription
pro rata to the holders of the Common
Stock any additional shares of stock of any class or other rights;

                           (iii) there shall be any capital  reorganization  of
 the  Company,  or  reclassification
of the Common Stock, or consolidation  or merger of the Company with or into, or sale of all or  substantially  all
its assets to, another corporation or entity; or

                           (iv) there shall be a voluntary or  involuntary
dissolution,  liquidation or winding-up
of the Company;

then,  in each such case,  the Company  shall give to the holder of this Warrant
(a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least 30 days prior to the record date or the date on which the Company's books are closed in respect thereto. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above.

                  (k) Certain Events. If any event occurs of the type contemplated by the adjustment provisions of this Paragraph 4 but not expressly provided for by such provisions, the Company will give notice of such event as provided in Paragraph 4(g) hereof, and the Company's Board of Directors will make an appropriate adjustment in the Exercise Price and the number of shares of Common Stock acquirable upon exercise of this Warrant so that the rights of the Holder shall be neither enhanced nor diminished by such event.

                  (l)      Certain Definitions.

                           (i)      "Common  Stock  Deemed  Outstanding"  shall
mean the number of shares of Common
Stock actually outstanding (not including shares of Common Stock held in the treasury of the Company), plus (x) pursuant to Paragraph 4(b)(i) hereof, the maximum total number of shares of Common Stock issuable upon the exercise of Options, as of the date of such issuance or grant of such Options, if any, and
(y) pursuant to Paragraph 4(b)(ii) hereof, the maximum total number of shares of Common Stock issuable upon conversion or exchange of Convertible Securities, as of the date of issuance of such Convertible Securities, if any.

                           (ii)     AMarket  Price,@ as of any date,  (i) means
 the  average  of the last  reported
sale prices for the shares of Common Stock on the American Stock Exchange (the "AMEX") for the five (5) trading days immediately preceding such date as reported by Bloomberg, L.P. ("Bloomberg"), or (ii) if the AMEX is not the principal trading market for the shares of Common Stock, the average of the last reported sale prices on the principal trading market for the Common Stock during the same period as reported by Bloomberg, or (iii) if market value cannot be calculated as of such date on any of the foregoing bases, the Market Price shall be the fair market value as reasonably determined in good faith by (a) the Board of Directors of the Corporation or, at the option of a majority-in-interest of the holders of the outstanding Warrants by (b) an independent investment bank of nationally recognized standing in the valuation of businesses similar to the business of the corporation. The manner of determining the Market Price of the Common Stock set forth in the foregoing definition shall apply with respect to any other security in respect of which a determination as to market value must be made hereunder.

                           (iii)    "Common  Stock," for purposes of this
Paragraph 4,  includes the Common Stock,
par value $.001 per share, and any additional class of stock of the Company having no preference as to dividends or distributions on liquidation, provided that the shares purchasable pursuant to this Warrant shall include only shares of Common Stock, par value $.001 per share, in respect of which this Warrant is exercisable, or shares resulting from any subdivision or combination of such Common Stock, or in the case of any reorganization, reclassification, consolidation, merger, or sale of the character referred to in Paragraph 4(e) hereof, the stock or other securities or property provided for in such Paragraph.

         5. Issue Tax. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the holder of this Warrant or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of this Warrant.

         6. No Rights or Liabilities as a Shareholder. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         7.       Transfer, Exchange, and Replacement of Warrant.

                  (a) Restriction on Transfer. This Warrant and the rights granted to the holder hereof are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in Paragraph 7(e) below, provided, however, that any transfer or assignment shall be subject to the conditions set forth in Paragraph 7(f) hereof and to the
applicable   provisions  of  the  Securities  Purchase   Agreement.   Until  due
presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary. Notwithstanding anything to the contrary contained herein, the registration rights described in Paragraph 8 are assignable only in accordance with the provisions of that certain Registration Rights Agreement, dated as of December 31, 1997, by and among the Company and the other signatories thereto (the "Registration Rights Agreement").

                  (b) Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in Paragraph 7(e) below, for new Warrants of like tenor representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the holder hereof at the time of such surrender.

                  (c) Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company (including the posting of a bond, if reasonably requested by the Company), or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

                  (d) Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Paragraph 7, this Warrant shall be promptly canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses (other than legal expenses, if any, incurred by the Holder or transferees or any expenses incurred in connection with the posting of a bond pursuant to Paragraph 7(c) above) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Paragraph 7.

                  (e) Register. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

                  (f) Exercise or Transfer Without Registration. If, at the time of the surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Warrant Shares issuable hereunder), shall not be registered under the Securities Act of 1933, as amended (the "Securities Act") and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, transfer, or exchange, (i) that the holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel, which opinion and counsel are acceptable to the Company, to the effect that such exercise, transfer, or exchange may be made without registration under said Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an Aaccredited investor@ as defined in Rule 501(a) promulgated under the Securities Act; provided that no such opinion, letter or status as an Aaccredited investor@ shall be required in connection with a transfer pursuant to Rule 144 under the Securities Act. The first holder of this Warrant, by taking and holding the same, represents to the Company that such holder is acquiring this Warrant for investment and not with a view to the distribution thereof.

         8. Registration Rights. The initial holder of this Warrant (and certain assignees thereof) is entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in Section 2 of the Registration Rights Agreement.

         9. Notices. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the holder of this Warrant shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to such holder at the address shown for such holder on the books of the Company, or at such other address as shall have been furnished to the Company by notice from such holder. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the Company shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to the office of the Company at 3201 Airpark Drive, Suite 201, Santa Maria, California 93455, Attention: Chief Executive Officer, or at such other address as shall have been furnished to the holder of this Warrant by notice from the Company. Any such notice, request, or other communication may be sent by facsimile, but shall in such case be subsequently confirmed by a writing personally delivered or sent by certified or registered mail or by recognized overnight mail courier as provided above. All notices, requests, and other communications shall be deemed to have been given either at the time of the receipt thereof by the person entitled to receive such notice at the address of such person for purposes of this Paragraph 9, or, if mailed by registered or certified mail or with a recognized overnight mail courier upon deposit with the United States Post Office or such overnight mail courier, if postage is prepaid and the mailing is properly addressed, as the case may be.

         10. Governing Law. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH
THE INTERNAL LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO THE BODY OF LAW CONTROLLING CONFLICTS OF LAW.

         11.      Miscellaneous.

                  (a)      Amendments.   This  Warrant  and  any  provision
hereof  may  only  be  amended  by  an
instrument in writing signed by the Company and the holder hereof.

                  (b) Descriptive Headings. The descriptive headings of the several paragraphs of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or  construction  of any of
the provisions hereof.

                  (c) Cashless Exercise. Notwithstanding anything to the contrary contained in this Warrant, if the resale of the Warrant Shares by the holder is not then registered pursuant to an effective registration statement under the Securities Act, this Warrant may be exercised by presentation and surrender of this Warrant to the Company at its principal executive offices with a written notice of the holder=s intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a ACashless Exercise@). In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the holder shall surrender this Warrant for that number of shares of Common Stock determined by multiplying the number of Warrant Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price per share of the Common Stock and the Exercise Price, and the denominator of which shall be the then current Market Price per share of Common Stock.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

                                                  SABA PETROLEUM COMPANY


                      By: ________________________________
                                      Name:
                                         Title:



                      Dated as of _________________________




                           FORM OF EXERCISE AGREEMENT


                                         Dated:  ________, ____.


To:_____________________________


         The undersigned, pursuant to the provisions set forth in the within Warrant, hereby agrees to purchase ________ shares of Common Stock covered by such Warrant, and makes payment herewith in full therefor at the price per share provided by such Warrant in cash or by certified or official bank check in the amount of, or, if the resale of such Common Stock by the undersigned is not currently registered pursuant to an effective registration statement under the Securities Act of 1933, as amended, by surrender of securities issued by the Company (including a portion of the Warrant) having a market value (in the case of a portion of this Warrant, determined in accordance with Section 11(c) of the Warrant) equal to $_________. Please issue a certificate or certificates for such shares of Common Stock in the name of and pay any cash for any fractional share to:


             Name:                      ___________________________________

            Signature:                    ________________________________
            Address:                      ________________________________
                                        --------------------------------


                 Note:             The  above   signature   should   correspond
                                   exactly with the name on the face of the within Warrant.

and, if said number of shares of Common Stock shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned covering the balance of the shares purchasable thereunder less any fraction of a share paid in cash.

                               FORM OF ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth hereinbelow, to

Name of Assignee                    Address                         No of Shares



, and hereby irrevocably constitutes and appoints ______________ ________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.


Dated: _____________________, ____,

In the presence of

------------------

             Name:                      ___________________________________


             Signature:                  _________________________
             Title of Signing Officer or Agent (if any):
                               -----------------------------------
             Address:                  ___________________________
                                ---------------------------


                       Note:    The  above   signature   should   correspond
                                exactly with the name on the face of the within Warrant.

EXHIBIT 10.1 (E)

Exhibit "E" to the Securities Purchase Agreement filed herewith as Exhibit 10.1, Opinion Letter to Transfer Agent [filed as Exhibit 10.1(C)(2) herewith and incorporated herein by this reference]


EXHIBIT 10.1(F)

                                 Schedule 3(a)
                                     to the
                          SECURITIES PURCHASE AGREEMENT

                           Subsidiaries of the Company
               and the Jurisdiction in which each is Incorporated



A.        Wholly-owned
         Saba Petroleum, Inc., a California corporation Saba Petroleum Company of Michigan, Inc., a Michigan corporation Saba Energy of Texas, Inc., a Texas corporation Saba Exploration Company, a California corporation Saba Cayman Limited , a Cayman Islands corporation Sabacol, Inc., a Delaware corporation Saba International Limited, a Delaware corporation Santa Maria Refining Company, a California corporation Saba Realty, Inc., a California corporation

B.        Partially-owned
         Beaver Lake Resources Corporation, a Canadian corporation

C.       Affiliates and Indirect Subsidiaries
         MV Ventures,  a Texas general  partnership  Saba Jatiluhur  Limited,  a
          Cayman Islands corporation wholly owned
                  by Saba Cayman Limited
         Saba Petroleum (U.K.) Limited, a United Kingdom corporation wholly owned by Saba Cayman Limited
         Processing Agreement between Santa Maria Refining Company and
                  Petro Source Refining Corporation dated May 1, 1995

                                  Schedule 3(c)
                                     to the
                          SECURITIES PURCHASE AGREEMENT

                            Securities of the Company



1. Reference is made to Item 1 of the Annual Report on Form 10-KSB of the Company for the year ended December 31, 1996. As disclosed therein, the Company may have failed to abide by requirements for cumulative voting and may have failed to accord preemptive rights to its shareholders.

2. The Company has outstanding options and rights under its employee and director stock option plans and under employment contracts with key personnel, including employees and certain present and former consultants, covering 1,228,000 shares of the common stock of the company, some of which require such shares to be registered under the Securities Act of 1933 and listed on the Exchange.

3. Under its 9% Senior Subordinated Convertible Debentures, the holders have the right to convert the existing Debentures ($3,664,000 principal amount) into approximately 837,500 shares of the common stock. If conversion of the Preferred Stock results in a change of control, the debentures are redeemable at 102%.

4. Under the drilling arrangement described in Item 2 of Schedule 3(l), the Company has orally agreed to issue 20,000 shares of the common stock for no additional consideration, should the test well drilled on the Behemoth Prospect be productive in quantities deemed commercial by the Company.

5. Several months ago, the Company was contacted by the Federal Bureau of Investigations which had conducted an inquiry at that time into the trading practices of the Company's common stock. To the Company's knowledge, the inquiry did not discover any violations executed by Ilyas Chaudhary or the Company.

6. In August, 1997, the American Stock Exchange contacted the Company to advise of its routine review of transactions effected in the Company's common stock during a period of increased price and volume activity. In response to the Exchange's request, the Company verified whether specific parties named by the Exchange had any affiliation or relationship with the Company or any of its officers, directors, and agents. To the Company's knowledge, the inquiry did not reveal any violations of law or Exchange rules.

7. The Finders Agreement issued herewith grants certain registration rights in connection with the issuance of shares to the finder.


                                  Schedule 3(e)
                                     to the
                          SECURITIES PURCHASE AGREEMENT



1. Assuming that the Investor is an accredited investor and is not an underwriter with respect to the Securities, there are no exceptions to this Schedule, other than that noted as item 2 below and that the Company will file a Form D with the SEC and will apply for listing of the common stock underlying the Securities on the American Stock Exchange.

2. The consent of BankOne, Texas N.A. is necessary to permit the Company to enter into, and perform its obligations under, the Agreement and the other agreements contemplated hereby. The limited conditional consent of BankOne, Texas N.A. is attached hereto and incorporated herein.

3. The consent of the American Stock Exchange will be required if the number of shares issued pursuant to this transaction exceeds 20% of the shares outstanding at the closing of this offering.





Saba Petroleum Company

January 13, 1998
Page 2


                                December 31, 1997



Saba Petroleum Company
3201 Airpark Drive, Suite 201
Santa Maria, California 93455

                  Re: Consent to Preferred Stock Transaction

Dear Mr. Vance:

                  Saba Petroleum Company has furnished us with a Final Summary of Offering dated December 15, 1997 between Saba and Aberfoyle Capital Limited (the "Summary of Offering"), a copy of which is attached to this letter as Exhibit A. The Bank understands that, pursuant to the Summary of Offering, Saba and an affiliate of Rose Glenn Capital, LLC have extensively negotiated voluminous documents which, when executed and delivered, will document the transaction ("Transaction Documents") contemplated by the Summary of Offering.

                  The Bank understands that the Transaction Documents contain provisions which require under certain circumstances and permit under other circumstances Saba to redeem for cash the preferred stock and warrants which are being issued pursuant to the Transaction Documents and to pay dividends on the preferred stock. The Bank has not been requested to review in detail the Transaction Documents and has not done so. The Bank hereby consents to the issuance of the preferred stock and warrants, including provisions for the redemption thereof and the payment of dividends on the preferred stock;
provided, however, that the payment of dividends and the redemption of the preferred stock or warrants shall not be permitted if either: (a) an Event of Default of which the Bank has given written notice to Saba under the terms of the First Amended and Restated Loan Agreement dated September 23, 1996, as amended from time to time, among the Bank and Saba et al. (the "Loan Agreement") has occurred and is continuing, or (b) as the result of any such payment or redemption, a material Event of Default or Unmatured Event of Default would occur under any of Sections 5.20, 5.21 or 5.22 of the Loan Agreement.

                  This consent is delivered pursuant and subject to that certain amendment of even date herewith for the Loan Agreement. The foregoing consent does not preclude the Bank from hereafter exercising any rights possessed by it under the Loan Agreement and this consent is limited to the items contained in the preceding paragraph.

                                                     Very truly yours,

                                                     BANK ONE, TEXAS, N.A.



                           By:/s/Damien G. Meilburger
                               Damien G. Meiburger
                              Senior Vice President







                                December 31, 1997


Saba Petroleum Company
3201 Airpark Drive, Suite 201
Santa Maria, California 93455

Attn:  Mr. Walton C. Vance

                  RE:      Amendment of First  Amended and Restated  Loan
                              Agreement  dated  September 23, 1996, as
                           amended,  among  Saba  Petroleum  Company et al. and
                          Bank One,  Texas,  N.A.  (the "Loan Agreement")

Dear Mr. Vance:

                  Saba Petroleum Company ("Saba") has asked that Bank One, Texas, N.A. ("Bank One") consent to the Preferred Stock Sale transaction (herein called the "Transaction") that is outlined on the Final Summary of Offering dated December 15, 1997 (the "Summary of Offering"), which is attached as Exhibit "A" to the form of consent letter that is attached hereto as Schedule 1 (the "Consent Letter"), and extend the maturity dates of the Term Note and the Mezzanine Note. Bank One is willing to do so, subject to the following terms and conditions.

                  1. Consent. Upon satisfaction of the conditions set forth in paragraph 2 hereof, Bank One shall contemporaneously execute and deliver the Consent Letter to Saba.

                  2.       Conditions to Consent.

                           a.       Closing of the  Transaction.  The Consent
Letter and the  amendments set forth
herein are effective and conditioned upon the contemporaneous closing of the Transaction.

                           b.       Transaction  Documents.  Bank  One's
execution  and  delivery  of the  Consent
Letter is further conditioned on Saba's representation, and Saba does hereby represent, that: (i) the Summary of Offering substantially describes the terms of the Transaction insofar as it relates to dividends payable with respect to the Preference Shares (as defined in the Summary of Offering) and the redemption of the Preference Shares, and (ii) there are no variances between the terms of the definitive documentation to be executed by Saba to implement the Transaction and those set forth in the Summary of Offering that would materially, adversely affect either Saba's Obligations to Bank One, Bank One's rights with respect to Saba, or Bank One's remedies upon the occurrence of an Event of Default or an Unmatured Event of Default.

                           c.       Application  of Proceeds.  Contemporaneously
  with Saba's  consummation  of the
Transaction, Saba shall pay to Bank One the principal sum of $7,000,000.00, to be credited to the outstanding principal balance of the Term Loan evidenced by the Term Note, together with a fee in the amount of $113,755.38 (being 2% of the principal balance remaining under the Term Note and the Mezzanine Note subsequent to the effective date of this Amendment), as consideration for the consents, waivers and amendments agreed to herein by Bank One, and the remaining proceeds, net of direct costs associated with this transaction, are to be applied within thirty (30) days to trade payables incurred in connection with Borrower's operation and development of its oil and gas properties

                           d.       Beaver  Lake  Resources.  Saba  agrees  that
 the pledge of its  interest in the
Beaver Lake stock, the escrow agreement relating thereto, and the Sabacol stock, as provided in the Fifth Amendment, shall, within ten (10) Business Days from the date hereof, be fully perfected and implemented as set forth in Section 3.17(d) and (e) and Section 5.36 of the Loan Agreement, as added by the Fifth Amendment.

                  3. Amendment of Maturity Dates. Saba and Bank One hereby agree that the Mezzanine Loan Maturity Date is amended from January 2, 1998, to become April 30, 1998, and that the Term Loan Maturity Date is amended from December 31, 1997, to become April 30, 1998.

                  4. Article V shall be amended by adding the following new Section 5.37:

                  5.37 Special Principal Payments. The Borrower shall reduce the outstanding principal balance of the Term Loan and the Mezzanine Loan by a total of $3,000,000 on or before April 1, 1998 and, on or before June 1, 1998, shall reduce the outstanding principal balance of the remaining Indebtedness owed to Bank One by an additional amount equal to the greater of: (a) $3,000,000; or (b) an amount sufficient to reduce the balance of Borrower's outstanding Indebtedness to Bank One plus the unfunded Revolving Commitment to such an amount that can be fully repaid by the net cash flow projected by Bank One to be received by Borrower from the sale of oil and gas produced from the Borrowing Base Properties within the
                  Economic Half Life of the Borrowing Base Properties as determined by Bank One, in its sole discretion, using its then-prevailing credit criteria, exclusive of the required reductions of the Borrowing Base described in Section 2.03.

                  5. Other Amendments to Loan Documents. Saba agrees that it shall cooperate and negotiate in good faith with Bank One subsequent to the execution of this Agreement in order to reach agreement, and enter into documentation in form and substance satisfactory to Bank One, regarding additional amendments to the following provisions of the Loan Agreement:

                           a.       Section 5.34 shall be amended to take into
account the payment  credited to the
Term Loan pursuant to this Amendment, and to adjust the obligations with respect to the application of future funds raised by Saba as between the Mezzanine Loan and the Term Loan.

                  If requested by Bank One, Saba shall, and Saba shall cause each of its Subsidiaries that are parties to the Loan Agreement to, authorize, approve and enter into, on or before January 31, 1998, a more definitive amendment document and any implementing documentation contemplated thereby, in order to more fully set forth and/or implement the provisions of this Amendment.

                  6. Ratification of Guaranties. Each Guarantor hereby ratifies and confirms its liability under the Guaranty heretofore executed by it, and, except as stated to the contrary in this paragraph, confirms and agrees that such Guaranty continues in full force and effect with respect to all of the Indebtedness covered by the Loan Agreement, as the same may be restated, amended, modified, renewed, or rearranged from time to time, including, but not limited to, the Indebtedness evidenced by the Note, the Term Note and the Mezzanine Note; provided, however, that the Guaranty of Sabacol relates only to the Indebtedness evidenced by the Term Note and the Mezzanine Note, and the Guaranty of Ilyas Chaudhary relates only to the Indebtedness evidenced by the Mezzanine Note and the Term Note. This ratification is given for the purpose of inducing Bank One to enter into this Amendment and each Guarantor is aware that, but for such ratification and agreement contained herein, Bank One would not enter into this Amendment.

                  7. Reaffirmation of Representations and Warranties. To induce Bank One to enter into this Amendment, Saba and each Guarantor hereby reaffirms, as of the date hereof, its representations and warranties contained in Article IV of the Loan Agreement and in all other documents executed pursuant thereto, and additionally represents and warrants as follows:

                           a.       The execution and delivery of this
Amendment and the performance by Saba and each Guarantor of its obligations under this Amendment are within Saba's and each Guarantor's power, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of Saba or any Guarantor or of any agreement binding upon Saba or any Guarantor.

                           b.       The  Loan   Agreement  as  amended  by  this
Amendment  and  each   Guaranty,
respectively, as ratified hereby, represent the respective legal, valid and binding obligations of Saba and each respective Guarantor, enforceable against each in accordance with their respective terms, subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally.

                           c.       No Event  of  Default  or  Unmatured  Event
of  Default  has  occurred  and is continuing as of the date hereof.

                  8. Defined Terms. Except as amended hereby, terms used herein that are defined in the Loan Agreement shall have the same meanings herein.

                  9. Reaffirmation of Loan Agreement. This Amendment shall be deemed to be an amendment to the Loan Agreement, and the Loan Agreement, as further amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Loan Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Loan Agreement as amended hereby.

                  10. Entire Agreement. The Loan Agreement, as hereby further amended, and the respective Guaranty of each Guarantor, embody the entire agreement between Saba, the Guarantors and Bank One and supersedes all prior proposals, agreements and understandings relating to the subject matter hereof. Saba and each Guarantor certifies that it is relying on no representation, warranty, covenant or agreement except for those set forth in the Loan Agreement as hereby further amended and the other documents previously executed or executed of even date herewith.

                  11. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. This Amendment has been entered into in Harris County, Texas, and it shall be performable for all purposes in Harris County, Texas. Courts within the State of Texas shall have jurisdiction over any and all disputes between Saba and Bank One, whether in law or equity, including, but not limited to, any and all disputes arising out of or relating to this Amendment or any other Loan Document; and venue in any such dispute whether in federal or state court shall be laid in Harris County, Texas.

                  12. Severability. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

                  13. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument, and any signed counterpart shall be deemed delivered by the party executing such counterpart if sent to any other party hereto by electronic facsimile transmission.

                  14. Section Captions. Section captions used in this Amendment are for convenience of reference only, and shall not affect the construction of this Amendment.

                  15. Successors and Assigns. This Amendment shall be binding upon Saba, each Guarantor and Bank One and their respective successors and assigns, and shall inure to the benefit of Saba, each Guarantor and Bank One, and the respective successors and assigns of Bank One.

                  16. Non-Application of Chapter 15 of Texas Credit Codes. The provisions of Chapter 15 of the Texas Credit Code (Vernon's Texas Civil Statutes, Article 5069-15) are specifically declared by the parties hereto not to be applicable to the Loan Agreement as hereby further amended or any of the other Loan Documents or to the transactions contemplated hereby.

                  17. Notice. In connection with the Loans, Saba, Bank One and the Guarantors have executed and delivered certain agreements, instruments and documents (collectively hereinafter referred to as the "Written Loan Agreement"). It is the intention of Saba, Bank One and the Guarantors that this provision be incorporated by reference into each of the written agreements, instruments and documents comprising the Written Loan Agreement. Saba, Bank One and the Guarantors each warrant and represent that the entire agreement made and existing by or among Saba, Bank One and the Guarantors with respect to the Loans is contained within the Written Loan Agreement, as amended and supplemented hereby, and that no agreements or promises have been made by, or exist by or among, Saba, Bank One and Guarantors that are not reflected in the Written Loan Agreement. THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  18. Event of Default. It shall constitute an Event of Default under the Loan Agreement if Saba shall fail to perform any of its obligation set forth in this Agreement.

                              BANK ONE TEXAS, N.A.


                           By:/s/Damien G. Meilburger
                              Damien G. Meiburger,
                              Senior Vice President



ACCEPTED AND AGREED TO THIS
30TH DAY OF DECEMBER, 1997:

SABA PETROLEUM COMPANY


By:/s/Walton C. Vance
   WALTON C. VANCE,
   Secretary


SABA ENERGY OF TEXAS,               SABA PETROLEUM OF MICHIGAN, INC.
INCORPORATED


By:/s/Walton C. Vance               By:/s/Walton C. Vance
   WALTON C. VANCE,                                     WALTON C. VANCE
   Secretary                                            Secretary

SABA PETROLEUM, INC.                  MV VENTURES, G.P.
                            By: Saba Energy of Texas,
                                  Incorporated,
                                Managing Partner
By:/s/Walton C. Vance
   WALTON C. VANCE,
Secretary                                            By:/s/Walton C. Vance
                                                        WALTON C. VANCE,
                                                        Secretary

SABACOL, INC.

                                      /s/Ilyas Chaudhary
By:/s/Walton C. Vance                 ILYAS CHAUDHARY
   WALTON C. VANCE,
   Secretary

                                  Schedule 3(f)
                                     to the
                          SECURITIES PURCHASE AGREEMENT

                                SEC Late Filings



1994      10-KSB

1995      10-QSB, 2nd Quarter

1995     10-QSB, 3rd Quarter

1995     10-KSB

1996      10-KSB

1997      10-QSB, 1st Quarter

1997     10-QSB, 2nd Quarter






                                  Schedule 3(g)
                                     to the
                          SECURITIES PURCHASE AGREEMENT

                           Absence of Certain Changes



         Since the filing of its report on Form 10-QSB for the third quarter 1997, the Company has ascertained that its 1997 California drilling program has not yet met initial expectations. In particular, the Company has drilled three wells into a previously waterflooded area of its Cat Canyon property, with the expectation that the ratio of water to produced oil would rapidly decline. The Company has not noticed any significant decline to date.

         During 1997, the Company drilled a dry well in its Casmalia property, which well had been classified as a development well.

         During 1997, production rates of the discovery well on the Company's Southwest Tatum prospect in New Mexico have declined, and the lower zone in which the well was completed will be abandoned and upper zones opened.

         During 1997, the Company's Canadian subsidiary, Beaver Lake Resources Corporation, recompleted an over-budget well on its Eaglesham property, the results of which are undetermined but not promising. Beaver Lake lacks sufficient cash to pay the total cost of the well and is presently indebted in the amount of approximately US$1.1 million attributable to that activity. Proceeds of the Company's credit facility are not available to pay such indebtedness. The Company is presently in negotiations to sell a portion of its equity holdings in Beaver Lake Resources Corporation to an unaffiliated purchaser.




                                  Schedule 3(h)
                                     to the
                          SECURITIES PURCHASE AGREEMENT

                               Pending Proceedings
                                  (Page 1 of 3)



A. Weld County Oilfield Waste Disposal Operating Group v. Bordeaux Petroleum Company
         The Company received notice of a claim against it based upon its alleged disposal of oil field waste materials at a waste disposal site. Amoco, HS Resources and Gerrity Oil and Gas, all PRP, submitted a proposed settlement agreement in March 1997 in regards to the cleanup of the disposal of hazardous substances hauled to WCWDI by former customers including the Company. A proposed settlement agreement and copies of EPA Administrative Orders were delivered to the Company. The settlement agreement proposed that the Company participate in the percentage of 0.05%, or $4,001 in exchange for which the Company would receive an indemnification from certain future exposures; the indemnity was unacceptably narrow in scope and was rejected by the Company. The Company counter-offered with a settlement contribution of $2,000. The matter is still pending.

B.        Republic Bank v. Saba Petroleum Company
         This is a suit under statutory provisions requiring an oil and gas lessee to release that portion of the surface not required for oil and gas operations. Republic Bank filed its Complaint in November 1997, and the Company is seeking a settlement to quiet title which may result in its obligation to plug three wells on the property at the approximate total cost of $120,000 ($40,000 per well), the Company's share of which may not exceed $60,000.

C.        Internal Revenue Service Audit
         In its review of the Company's payroll tax and information returns for the years ended 1993-1995, the Internal Revenue Service proposed adjustments based upon the assertions that the Company misclassified as independent contractors various persons who were employees of the Company, that the Company did not withhold income taxes from payments made to such persons, and that the Company failed to file its information returns timely. In addition, the Service proposed to impose interest and penalties on the Company. The matter has been under review by the Company and the Service. The Company filed a protest letter with the IRS on November 21, 1997. The Company believes that its ultimate exposure as a result of these matters should not exceed $200,000 and expects that, when the matter is adjusted, the California Franchise Tax Board will adopt a similar stance; the


                                  Schedule 3(h)
                                     to the
                          SECURITIES PURCHASE AGREEMENT

                               Pending Proceedings
                                  (Page 2 of 3)



         Company believes that its exposure under the latter will not exceed $70,000. The Company has made a preliminary provision for these contingencies in its third quarter 1997 financial statements in the amount of $75,000 and will consider adjusting that amount in fourth quarter 1997 based upon its assessment of the matter at that time.

D.        Irvine Office Lease
         The Company has been advised that the premises occupied by its accounting staff in Irvine, California may have been constructed or remodeled without the requisite building permits being secured by the owner of the premises, who is not affiliated with the Company. If such is the case, the Company may be required to vacate the premises. The Company intends to assert a claim against its landlord and perhaps others with respect to the foregoing.

E.        John Rendall
         In connection with a proposed acquisition of properties of SolvEx Corporation, the Company loaned $100,000 to SolvEx, which loan was guaranteed by John Rendall, Chief Executive Office and a principal shareholder of SolvEx. SolvEx has filed for reorganization and collection of the loan, which is in default, from SolvEx is questionable. The Company recently commenced an action in Santa Barbara County Superior Court to realize upon the guarantee. The responsive pleading is due shortly.

F.        Santa Barbara County Land Use Matters
         In early 1997, the Company received a letter from the office of the District Attorney of Santa Barbara County, which threatened commencement of legal proceedings based upon the Company's failure to respond to demands that it observe requirements of a land use permit previously issued to it authorizing the transportation of natural gas produced from its Cat Canyon properties to its Santa Maria refinery through a pipeline system owned in part by the Company. The Company has had discussions with representatives of the District Attorneys office and the concerned local agencies and believes that it is in the process of resolving the outstanding issues. The matter has been quiescent for several months. The Company believes that it will ultimately be required to make a nominal payment to the County to cover the cost of staff personnel involved in the matter.


                                  Schedule 3(h)
                                     to the
                          SECURITIES PURCHASE AGREEMENT

                               Pending Proceedings
                                  (Page 3 of 3)



G.        Quiet Title Matter
         The Company and a non-affiliated oil and gas operator have acquired top leases on lands in Texas. The other company believes that the underlying leases have expired and will be filing an action in Texas to confirm that belief. The Company has authorized counsel for such company to join the Company as a party plaintiff.

H.        See Item 5 of Schedule 3(c)

                                  Schedule 3(i)
                                     to the
                          SECURITIES PURCHASE AGREEMENT

                              Intellectual Property



None




                                  Schedule 3(k)
                                     to the
                          SECURITIES PURCHASE AGREEMENT

                          Federal and State Tax Filings



See Item C of Schedule 3(h) for a discussion of the status of an Internal Revenue Service review. None of the Company's federal and/or state income tax returns are under review at this time.






                                  Schedule 3(l)
                                     to the
                          SECURITIES PURCHASE AGREEMENT

                              Certain Transactions
                                  (Page 1 of 2)



1. Reference is made to the Company's definitive Proxy Statement for its annual meeting held on May 30, 1997.

2. In November 1997, the Company entered into an agreement with Hamar II Associates, LLC, an entity in which Rodney C. Hill, a director of the Company is a member, providing for the Company to participate in the drilling of a test well on the Behemoth Prospect, Glenn County, California, to bear a proportionate part of lease acquisition and maintenance payments and to pay its proportionate share (30%) of a consideration of $100,000 to members of Hamar, including Rodney C. Hill. The terms of the transaction applicable to the Company are the same as those applicable to Amerada Hess Corporation, adjusted to the respective interests of the parties, that of Amerada Hess Corporation being 60%. In addition, the Company orally has agreed to issue 20,000 shares of its common stock should the test well be commercially productive in the judgment of the Company.

3. During 1997, the Company explored the possibility of acquiring SolvEx Corporation or certain of its properties and in connection therewith loaned $100,000 to SolvEx. See Item E of Schedule 3(h). After determining that it would be impracticable to acquire
     SolvEx, the Company agreed with Capco Resources, an affiliate, to provide to Capco the information that had been acquired by the Company respecting SolvEx and its properties in exchange for Capco's agreement to pay to the Company an overriding royalty and option to buy an interest in certain properties of SolvEx, were Capco to acquire the properties or the company. Neither of the latter events has occurred. In the investigation and negotiations respecting SolvEx, the Company and Capco had agreed that the Company would bear the expenses incurred prior to August 13, 1997 and that
      Capco would bear the expenses incurred subsequent to said date.

4. Amounts owed to the Company by the following affiliates were, as of December 29, 1997, approximately as follows:

         Mr. Chaudhary  -- $404,000

         Capco ----                 $138,000




                                  Schedule 3(l)
                                     to the
                          SECURITIES PURCHASE AGREEMENT

                              Certain Transactions
                                  (Page 2 of 2)



5.   In  connection  with  various  borrowings  from  BankOne,  Texas N.A.,  Mr.
     Chaudhary has guaranteed payment of approximately $3,000,000 of the Company's debt to such bank.

6. From time to time, the Company charters from a non-affiliate, an airplane which is owned by Mr. Chaudhary. Such charters do not normally include transportation for Mr. Chaudhary from his residence to Company facilities. The Company has incurred charter obligations to the non-affiliate of approximately $50,000 during 1997.

                                  Schedule 3(q)
                                     to the
                          SECURITIES PURCHASE AGREEMENT

                      Notices of Possible Permit Conflicts



A. Through its subsidiary, the Company discharges water from its operations in Louisiana pursuant to a compliance order issued by the Department of Environmental Quality ("DEQ"). The matter of overboard discharge is controlled by the Environmental
         Protection Agency, but regulated by the State of Louisiana through its
           DEQ.  Since the initial termination date of December
         31, 1991, the DEQ has consistently granted extensions regarding the matter of overboard discharge. The DEQ had granted the Company an extension of its discharge permit through January 31, 1998.
           In or about September 1997, the Company had been notified by the DEQ, however, of its assertion that the Company's permit had expired in September or October, 1997. A determination of the latter may subject the Company to a stautory fine assessed by the DEQ, the notification of which has not been rendered by the DEQ. The Company has been conducting its operations in compliance with the permit as it has customarily done in the past. With an expected implementation in
          January 1998, the Company has been making preparations to convert a well to inject the water as an alernative means of disposal.
            There has been continuous dialogue between the Company and the DEQ to demonstrate the Company's intent to remain in compliance with the DEQ.

B.       See Item F of Schedule 3(h)

                                  Schedule 3(r)
                                     to the
                          SECURITIES PURCHASE AGREEMENT

                              Environmental Matters
                                  (Page 1 of 3)



A.        General.
         In connection with the acquisitions of most of its properties, including those in Colombia and in California, the Company has agreed to indemnify the sellers from various environmental liabilities, including those that are associated with the sellers' prior obligations. Many of these properties have been in production during years in which environmental controls were significantly more lax than they are presently. While the Company generally conducts a limited environmental investigation of the properties it acquires, it does not conduct a detailed investigation and, accordingly, the Company may be subject to requirements for remediation of environmental damage caused by its predecessors. At the time of an acquisition, there may be unknown conditions which subsequently may give rise to an environmental liability. Consequently, it is difficult to assess the extent of the Company's obligation under these indemnities. Further, the oil and gas industry is also subject to environmental hazards, such as oil spills, oil and gas leaks, ruptures and discharges of oil and toxic gases, which could expose the Company to substantial liability for remediation costs, environmental damages and claims by third parties for personal injury and property damage.

B.        Refinery Matters.
         The party who sold the asphalt refinery in Santa Maria, California, to the Company agreed to remediate portions of the refinery property by June 1999. Prior to the acquisition of the refinery, the Company had an independent consultant perform an environmental compliance survey for the refinery. The survey did not disclose required remediation in areas other than those where the seller is responsible for remediation, but did disclose that it was possible that all of the required remediation may not be completed in the five-year period. The Company, however, believes that all required remediation will be completed by the seller within the five-year period and has been working with the seller to accomplish that objective. Should the seller not complete the work during the five year period, the agreement may be interpreted to shift the burden of remediation to the Company.





                                  Schedule 3(r)
                                     to the
                          SECURITIES PURCHASE AGREEMENT

                              Environmental Matters
                                  (Page 2 of 3)



C.        Property Matters.
         In 1993, the Company acquired a producing mineral interest from a major oil company. At the time of acquisition, the Company's investigation revealed that a discharge of diluent (a light, oil-based fluid which is often mixed with heavier grade crudes) had occurred on the acquired property. The purchase agreement required the seller to remediate the area of the diluent spill. After the Company assumed operation of the property, the Company became aware of the fact that diluent was seeping into a drainage area which traverses the property. The Company took action to contain the contamination and requested that the seller bear the cost of remediation. The seller has taken the position that its obligation is limited to the specified contaminated area and that the source of the contamination is not within the area that the seller has agreed to remediate. The Company has commenced an investigation into the source of the contamination to ascertain whether it is physically part of the area which the major oil company agreed to remediate or is a separate spill area. The Company also found a second area of diluent contamination and is investigating to determine the source of that contamination. Investigation and discussions with the seller are ongoing. Should the Company be required to remediate the area itself, the cost to the Company could be significant. The Company has spent approximately $200,000 to date on remediation activities, and present estimates are that the cost of complete remediation could approach
         $800,000. Since the investigation is not complete, the Company is unable to accurately estimate the cost to be borne by the Company.

         In 1995, the Company agreed to acquire, for less than $50,000, an oil and gas interest on which a number of oil wells had been drilled by the seller. None of the wells were in production at the time of acquisition. The acquisition agreement required that the Company assume the obligation to abandon any wells that the Company did not return to production, irrespective of whether certain consents of third parties necessary to transfer the property to the Company were obtained. The Company has been unable to secure all of the requisite consents to transfer the property but nevertheless may have the obligation to abandon the wells. The Company is evaluating its drilling options and is considering whether to continue to attempt to secure the transfer consents. A preliminary estimate of the cost of abandoning the wells and restoring the well sites is approximately $800,000. The Company has been unable to determine its exposure to third parties if the Company elects to plug such wells without first obtaining necessary consents. For

                                  Schedule 3(r)
                                     to the
                          SECURITIES PURCHASE AGREEMENT

                              Environmental Matters
                                  (Page 3 of 3)



         these and other reasons, there can be no assurance that material costs for remediation or other environmental compliance will not be incurred in the future. These environmental compliance costs could materially and adversely affect the Company. In addition, the Company is generally required to plug and abandon well sites on its properties after production operations are completed. No assurance can be given that the costs of closure of any of the Company's other oil and gas properties would not have a material adverse effect on the Company.

D.       Colombian Operations
         In February 1997, the Company's rights to the Cocorna area expired in accordance with the terms of the governing agreement, and this property reverted to Ecopetrol. The Company and Omimex were required to perform various environmental remedial operations, which Omimex advises have been substantially, if not wholly, completed. The Company and Omimex are waiting for an inspection of the Cocorna area by Colombian officials to determine whether the government will require any further remedial work. Based upon the advice of Omimex, the Company does not anticipate any significant future expenditures associated with the environmental requirements for the Cocorna area.

E.       See Item F of Schedule 3(h)

F.       See Item A of Schedule 3(q)

                                  Schedule 3(s)
                                     to the
                          SECURITIES PURCHASE AGREEMENT

                  Encumbrances or Defects on Title to Property



         Most of the Company's oil and gas properties are held in the form of mineral leases, licenses, reservations, concession agreements and similar agreements. In general, these agreements do not convey a fee simple title to the Company, but rather, depending upon the jurisdiction in which the apposite property is situated, create lesser interests, varying from a profit a prendre to a determinable interest in the minerals. In some jurisdictions, notably non-US jurisdictions, the Company's interest is only a contractual relationship and bestows no interest in the oil or gas in place. As is customary in the oil and gas industry, a preliminary investigation of title is made at the time of acquisition of undeveloped properties. Title investigations are generally completed, however, before commencement of drilling operations or the acquisition of producing properties. The Company believes that its methods of investigating title to, and acquisition of, its oil and gas properties are consistent with practices customary in the industry and that it has generally satisfactory title to the leases covering its proved reserves.

         Substantially all of the Company's properties, including its stock in its subsidiaries Sabacol, Inc. and Beaver Lake Resources Corporation, are hypothecated to secure the Company's current and future indebtedness to BankOne, Texas N.A.. The assets of Santa Maria Refining Company are hypothecated to secure performance of environmental obligations to Conoco, Inc.







                                  Schedule 4(d)
                                     to the
                          SECURITIES PURCHASE AGREEMENT

                                 Use of Proceeds



Payment of short-term
indebtedness to BankOne, Texas N.A.                           $  7,000,000

Company working capital                                          2,500,000

Costs of this offering                                             500,000

                                                               $10,000,000





                                  Schedule 4(e)
                                     to the
                          SECURITIES PURCHASE AGREEMENT

                          List of Approved Underwriters



HSBC Securities, Inc.;

Salomon Smith Barney;

Rauscher Pierce & Clark;

Rauscher Pierce Refsnes, Inc.;

Van Kasper & Company;

CIBC Oppenheimer Corp.; and

any other underwriters of nationally recognized reputation and of at least equivalent stature.